UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

799 W. Coliseum Way
Midvale, Utah 84047
Notice of Annual Meeting of Stockholders
To Be Held at 2:00 p.m. Mountain Time on May 18, 2023
Dear Fellow Stockholders:
We cordially invite you to attend the 2023 Annual Meeting of Stockholders of Overstock.com, Inc. (the “Company”) at 2:00 p.m. Mountain Time on May 18, 2023 (the “Annual Meeting”). In order to provide expanded access and enable more of our stockholders to attend and participate, the meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions, and vote online. The meeting can be accessed by visiting www.meetnow.global/MTUWGD5 and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you).
At the meeting, holders of our stock will vote on the following matters:
1.
The election of two Class III directors of the Company, each to serve a term of three years. The Company’s Board of Directors intends to present Allison H. Abraham and William B. Nettles Jr. for election to the Board;

2.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	A non-binding advisory vote to approve the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”);
4.	A non-binding advisory vote on the frequency (every one, two, or three years) of future Say on Pay Votes (the “Say on Frequency Vote”); and
5.	The approval of an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of stock reserved for issuance by 2,755,000 shares.
Stockholders will also consider and act upon any other matter properly coming before the Annual Meeting.
Following the meeting, we will discuss our business and answer appropriate questions.
Holders of record of shares of our stock at the close of business on March 20, 2023, are entitled to vote at the meeting and any postponements or adjournments. To ensure that your vote is recorded promptly, please submit a proxy as soon as possible, even if you plan to virtually attend the meeting. We encourage you to submit a proxy to have your shares voted at the meeting via the internet or by telephone. If you received a printed set of proxy materials, you also have the option of submitting your proxy by completing, signing, dating, and returning the proxy card that accompanied the printed materials. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote at the meeting if you decide to attend virtually.

We are mailing to some of our stockholders a notice of internet availability of proxy materials instead of a paper copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”). The notice contains instructions on how to access those documents via the internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2022 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.
Thank you for being a shareholder. We appreciate your ownership interest in and support of Overstock.
Sincerely,

Allison H. Abraham Chairwoman of the Board of Directors	Jonathan E. Johnson III Director & Chief Executive Officer
Midvale, Utah
March 31, 2023

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 18, 2023.
The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at http://www.overstock.com/proxy.
Whether or not you plan to virtually attend the meeting, please submit your proxy via the internet, telephone, or by completing, signing, dating, and returning your Proxy Card in the enclosed prepaid business reply envelope.

Overstock.com, Inc.
799 W. Coliseum Way
Midvale, Utah 84047
Proxy Statement
Annual Meeting of Stockholders
To Be Held at 2:00 p.m. Mountain Time on May 18, 2023
General
Our Board of Directors (the “Board”) is soliciting proxies for the 2023 Annual Meeting of Stockholders of Overstock.com, Inc. (“Overstock,” the “Company,” “we” or “our”), which will be held at 2:00 p.m. Mountain Time on May 18, 2023 (the “Annual Meeting”). The Annual Meeting will be a virtual stockholder meeting conducted via live audio webcast through which you can submit questions and vote online. You can access the Annual Meeting by visiting www.meetnow.global/MTUWGD5 and entering your control number (which can be found on your proxy card or notice of internet availability mailed to you). This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.
We have elected to provide access to our proxy materials to our stockholders via the internet. Accordingly, a notice of internet availability of proxy materials has been mailed to most of our stockholders. Other stockholders have requested and have instead received paper copies of the proxy materials accessible via the internet. Stockholders who received the notice of internet availability of proxy materials can access the proxy materials at http://www.overstock.com/proxy or request that we send them a printed set of the proxy materials by following the instructions set forth on the notice of internet availability of proxy materials.
Please follow the instructions on the notice of internet availability mailed to you for details on how to request future proxy materials be sent to you electronically by e-mail or in printed form by mail on an ongoing basis. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials or a link to a special website to access our proxy materials. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it.
Choosing to receive future proxy materials by e-mail will allow us to provide you with the proxy materials you need in a timelier manner, will save us the cost of printing and mailing documents to you, and be more environmentally responsible.
Our principal office is located at 799 W. Coliseum Way, Midvale, Utah 84047, and our telephone number is (801) 947-3100.
Record Date and Voting Securities
The Board set March 20, 2023 as the record date for the meeting (“Record Date”). Stockholders who owned shares of our stock at the close of business on the Record Date are entitled to virtually attend and vote at the meeting. Each share is entitled to one vote. At the Record Date, a total of 45,189,875 shares of stock were outstanding and entitled to vote at the meeting. A majority of the outstanding shares of stock present at the meeting or by proxy will constitute a quorum for the transaction of business.
If you were a stockholder as of the close of business on the Record Date and have a control number, you may vote at and ask questions during the meeting by following the instructions available on the virtual meeting website. You may still submit your vote in advance of the meeting via the internet or by telephone or proxy card as instructed in the Proxy Statement and notice of internet availability. If you do not have your control number, you may attend the Annual Meeting as a guest, but you will not have the option to vote your shares or ask questions during the virtual meeting.
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Attendance and Participation
To access the virtual meeting please visit www.meetnow.global/MTUWGD5. To login to the virtual meeting, you have two options: Join as a “Guest” or as a “Stockholder”. If you join as a “Stockholder” you will be required to enter a control number. Your control number can be found on your proxy card, voter instruction form, or notice of internet availability mailed to you. We will provide closed captioning for the duration of the virtual meeting. We will make available for inspection the list of our registered stockholders entitled to vote at the Annual Meeting for at least 10 days prior to the Annual Meeting at the Company’s principal place of business located at 799 W. Coliseum Way, Midvale, Utah 84047. We will make available an audio replay of the virtual meeting at http://investors.overstock.com within three days of the meeting date.
If you encounter any technical difficulties with the virtual meeting website on the meeting day during either the check-in or the meeting itself, please call the technical support number at (781) 575-2748 or toll-free at (888) 724-2416. The technical support number will also be posted on the virtual meeting website.
Proxy Materials
We will send or make available to stockholders proxy materials, which include this Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”) on or about March 31, 2023.
The date of this Proxy Statement is March 31, 2023.
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Questions and Answers about the Annual Meeting and Procedural Matters
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the meeting notice provided with this Proxy Statement, including:
•	the election of two Class III directors;
•	the ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm for 2023;
•	a non-binding advisory vote to approve the compensation paid by the Company to its named executive officers (the “Say on Pay Vote”);
•	a non-binding advisory vote to approve, on an advisory basis, the frequency of holding the stockholder vote on executive compensation (the “Say on Frequency Vote”); and
•	the approval of an amendment to our Amended and Restated 2005 Equity Incentive Plan to increase the number of shares of stock reserved for issuance by 2,755,000 shares.
Who can vote at the Annual Meeting?
Stockholders of record who owned shares of our stock at the close of business on the Record Date may virtually attend and vote at the Annual Meeting. Holders of our stock are entitled to cast one vote for each share of stock held by them on the Record Date. At the Record Date, a total of 45,189,875 shares of stock were outstanding and entitled to vote at the Annual Meeting.
What are the recommendations of the Board?
Overstock’s Board unanimously recommends votes:
“FOR” the election of each of the nominated directors named in this Proxy Statement (see Proposal 1);
“FOR” the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (see Proposal 2);
“FOR” the Say on Pay Vote (see Proposal 3);
“FOR” the “EVERY YEAR” choice in the Say on Frequency Vote (see Proposal 4); and
“FOR” the approval of the amendment to our Amended and Restated 2005 Equity Incentive Plan (see Proposal 5).
What is a quorum?
The presence virtually or by proxy of the holders of a majority of the shares of our stock outstanding on the Record Date will be necessary to constitute a quorum for the Annual Meeting.
We will count shares of stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) as present and entitled to vote for purposes of determining the presence of a quorum. The inspector of election will tabulate the proxies and votes cast prior to the meeting and at the meeting to determine whether a quorum is present.
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Questions and Answers about the Annual Meeting and Procedural Matters
How do I vote?
You may submit your proxy to have your shares voted via the internet, by telephone, or virtually at the Annual Meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail. In addition, you can virtually attend the meeting and vote by following the instructions available on the virtual meeting website. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:
“FOR” the election of each of the nominated directors named in Proposal 1;
“FOR” the ratification of KPMG LLP as our independent registered public accounting firm in Proposal 2;
“FOR” the Say on Pay Vote as set forth in Proposal 3;
“FOR” the “EVERY YEAR” choice on the Say on Frequency Vote as set forth in Proposal 4; and
“FOR” the approval of the amendment to our Amended and Restated 2005 Equity Incentive Plan in Proposal 5.
If you are a “street name” stockholder and you do not return instructions on how to vote to your broker, the proxies will not vote your shares except on Proposal 2. The voting of shares held by “street name” stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed legal proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker’s proxy, you may vote by ballot virtually at the meeting.
If you hold shares of our stock in a retirement or savings plan or other similar plan, you may submit your vote via the internet or by telephone or by means of the direction on the proxy card. The trustee or administrator of the plan will vote according to your directions and the rules of the plan.
How can I attend the meeting with the ability to ask a question and/or vote?
The Annual Meeting will be a completely virtual meeting of stockholders, which we will conduct exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date (“Registered Holder”), or if you hold a valid legal proxy for the Annual Meeting if you are a beneficial holder and hold your shares through an intermediary, such as a bank or broker (“Beneficial Holder”). We are not holding a physical meeting. As a Registered Holder, you will be able to attend the Annual Meeting online, ask a question, and vote by visiting www.meetnow.global/MTUWGD5 and following the instructions on your notice, proxy card, or on the instructions that accompanied your proxy materials.
If you are a Beneficial Holder and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:
(1)	Registration in Advance of the Annual Meeting
Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Overstock holdings along with your name and email address to Computershare.

You must label requests for registration as “Legal Proxy” and we must receive them no later than 3:00 p.m. Mountain Time on May 11, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.

You should direct requests for registration to us at the following:
By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com.
By mail:	Computershare Overstock.com Legal Proxy P.O. Box 43001 Providence, RI 02940-3001
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Questions and Answers about the Annual Meeting and Procedural Matters
(2)	Register at the Annual Meeting

For the 2023 proxy season, Beneficial Holders will be allowed to register online at the Annual Meeting to attend, ask questions, and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that we provide this option as a convenience to Beneficial Holders only, and we make no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. Beneficial Holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use the traditional, paper-based option.

In any event, please go to www.meetnow.global/MTUWGD5 for more information on the available options and registration instructions.

We will begin the online meeting promptly at 2:00 p.m. Mountain Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Do I need to register to attend the meeting virtually?
Registration is only required if you are a Beneficial Holder, as set forth above.
How can I vote online at the meeting?
If you are a Registered Holder, follow the instructions on the notice, email, or proxy card that you received to access the meeting.
If you are a Beneficial Holder, please see the registration options set forth in numbers (1) and (2) above.
Online voting will be available during the meeting.
Why are you holding a virtual meeting instead of a physical meeting?
We are pleased to embrace technology which allows for expanded access and improved communication for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with internet access.
What if I have trouble accessing the Annual Meeting virtually?
The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong and reliable internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it, or you may call (888) 724-2416.
What happens if a nominee is unable to stand for election?
The Nominating and Corporate Governance Committee of the Board may select a substitute nominee. In that case, if you have submitted your proxy via the internet or by telephone or completed and returned your proxy card or voting instruction card, the proxy holders will have the discretion to vote your shares for the substitute nominee. They cannot vote for more than the two Class III nominees.
Can I submit a proxy via the internet or by telephone?
You may submit your proxy to have your shares voted at the Annual Meeting via the internet or by telephone by following the instructions contained in the notice of internet availability of proxy materials. If you received a printed set of the proxy materials, you may submit your proxy via the internet or by telephone by following the instructions contained on the proxy card that accompanied the printed materials.
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Questions and Answers about the Annual Meeting and Procedural Matters
If you are a Registered Holder, the deadline for submitting your proxy by telephone or via the internet is 11:59 p.m. Eastern Time on May 17, 2023. If you are a participant in the Overstock 401(k) plan, the deadline for submitting your voting directions by telephone or via the internet is 11:59 p.m. Eastern Time on May 15, 2023.
Can I change my vote or revoke my proxy?
Subject to the deadlines set forth in the paragraph above, you may change your vote at any time before such deadline by re-submitting your proxy via the internet or by telephone or by virtually attending the Annual Meeting and voting at the Annual Meeting by filling out an online ballot.
If you have delivered a proxy, you may revoke your proxy at any time before the proxies vote your shares by filing with our Corporate Secretary a written notice of revocation at our Company headquarters at the address shown on the first page of this Proxy Statement. The revocation must be received prior to the time the proxies vote your shares. At the meeting, you also may revoke your proxy by voting via online ballot at the virtual stockholder meeting. Your virtual attendance at the meeting will not by itself revoke your proxy.
If your shares are held in “street name” or you are a participant in the Overstock 401(k) plan, please contact your broker, nominee, trustee, or administrator to determine whether and how you will be able to revoke or change your vote.
Why did I receive a notice of internet availability of proxy materials instead of a full set of the proxy materials?
To be environmentally conscious, and in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”) which allow companies to furnish their proxy materials via the internet, we sent some of our stockholders a notice of internet availability of proxy materials for this year’s Annual Meeting. We sent some stockholders paper copies of the proxy materials accessible via the internet. You can find instructions on how to access the proxy materials via the internet or to request a paper copy in the notice of internet availability of proxy materials. In addition, stockholders may request future proxy materials be sent to you in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions on the notice of internet availability mailed to you. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.
Can I vote my shares by filling out and returning the notice of internet availability of proxy materials?
No, but the notice of internet availability of proxy materials provides instructions on how to vote your shares.
What is the voting requirement to approve each of the proposals?
Assuming a quorum is present, the matters to come before the Annual Meeting that are listed in the Notice of Annual Meeting of Stockholders require the votes described below to be approved.
Proposal 1—Election of Directors—Directors to our Board are elected by a plurality of the votes cast by the holders of shares of stock, meaning that the nominees for the applicable election receiving the highest number of shares voted “for” their election will be elected as members of the Board. This year, such nominees would be elected as Class III members of the Board. Our director resignation policy requires that if any nominee for director fails to receive a greater number of “for” votes than “withheld” votes in an uncontested election (such as at the Annual Meeting), such person must tender his or her resignation to the chairperson of the Board within five business days following certification of the vote. See “The Board—Director Resignation Policy.”
With respect to the election of directors, you may vote “for” or “withhold” authority to vote for any nominee for election. If you “withhold” authority to vote with respect to any director nominee, your vote will have no effect on the election of such nominee. Broker non-votes also will have no effect on the election of directors. There is no cumulative voting in the election of directors.
Proposal 2—Ratification of our Audit Committee’s appointment of KPMG LLP as our independent registered public accounting firm—The affirmative vote of the holders of a majority of the shares of stock present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions will have no effect
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Questions and Answers about the Annual Meeting and Procedural Matters on the determination of whether this proposal has received the vote of a majority of the shares of our stock present virtually or represented by proxy and voting at the meeting. However, abstentions could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.
Proposal 3—Executive Compensation—The affirmative vote of the holders of a majority of the shares of stock present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of stock present virtually or represented by proxy and voting at the meeting. However, abstentions and broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.
Proposal 4—Frequency of Future Non-Binding Votes on Executive Compensation—The non-binding advisory vote as to Proposal 4 will require stockholders to choose the frequency of every one, two, or three years or to abstain from voting on Proposal 4, and the selection receiving the most votes—every one, two, or three years—will be the recommendation of the stockholders. Abstentions and broker non-votes will have no effect on Proposal 4.
Neither the approval nor the disapproval of Proposal 3 or the result of the voting on Proposal 4 will be binding on the Company or the Board or will be construed as overruling any decision by the Company or the Board or create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Company will consider the results of these advisory votes in making future decisions on the Company's compensation policies, the compensation of the Company's Named Executive Officers (as defined in Proposal 3), and the frequency of future advisory votes on executive compensation.
Proposal 5—Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan—The affirmative vote of the holders of a majority of the stock present virtually or represented by proxy and voting on the matter (which shares voting affirmatively also constitute at least a majority of the required quorum) is required to approve this proposal. You may vote “for,” “against,” or “abstain” on this proposal. Abstentions and broker non-votes will have no effect on the determination of whether this proposal has received the vote of a majority of the shares of our stock present or represented by proxy and voting at the meeting. However, abstentions and broker non-votes could prevent the approval of this proposal if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the required quorum.
What are broker non-votes?
Stockholders who hold their shares through a broker or other nominee (in “street name”) must provide specific instructions to their brokers or other nominee as to how to vote their shares, in the manner prescribed by their broker or other nominee. In the absence of instructions, brokers and nominees typically have the discretion to vote such shares on routine matters, namely the ratification of the appointment of auditors, but not on non-routine matters. If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item because it is a non-routine matter, a “broker non-vote” occurs.
Which proposals are considered “routine” or “non-routine”?
Proposal 2 (the proposed ratification of our independent registered public accounting firm) is considered a routine matter. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2. Proposals 1, 3, 4, and 5 are considered non-routine and, therefore, brokers cannot vote shares with respect to such proposals with respect to shares that the broker does not receive instructions.
How many shares of stock are outstanding and entitled to vote at the meeting?
At the Record Date, a total of 45,189,875 shares of stock were outstanding and entitled to vote at the meeting.
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Questions and Answers about the Annual Meeting and Procedural Matters
How many votes are required to approve other matters that may come before the stockholders at the meeting?
We require the affirmative vote of the holders of a majority of the shares of stock represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) to approve any other matters that may properly come before the meeting, unless a different vote is required by law, by our Certificate of Incorporation, by our bylaws, or applicable law.
Is my vote kept confidential?
We keep confidential and do not disclose proxies, ballots and voting tabulations identifying stockholders except as may be necessary to meet legal requirements.
Where do I find the voting results of the meeting?
We will announce preliminary voting results at the meeting. We will also file a Form 8-K with the SEC reporting the results within four business days after the date of the meeting. You can get a copy of that Form 8-K by e-mailing Overstock Investor Relations at ir@overstock.com or through the EDGAR system at https://www.sec.gov. You can also get a copy from our website at http://investors.overstock.com/financial-information/sec-filings.
Who pays for the proxy solicitation process?
We make the solicitation on behalf of the Company and the Board. We will pay the costs of soliciting proxies, including the cost of preparing, posting, and mailing proxy materials. In addition to soliciting stockholders by mail, we will request brokers, banks, and other nominees to solicit their customers who hold shares of our stock in street name. We may reimburse such brokers, banks, and nominees for their reasonable out-of-pocket expenses. We may also use the services of our officers, directors, and employees to solicit proxies, personally or by telephone, mail, facsimile, or email, without additional compensation other than reimbursement for reasonable out-of-pocket expenses. We intend to use the services of Georgeson Inc. in connection with the meeting and anticipate that the costs of such services will be approximately $13,000 plus reimbursement for reasonable out-of-pocket expenses.
How can I get an additional copy of the proxy materials?
If you would like an additional copy of this Proxy Statement or our 2022 Form 10-K, these documents are available in digital form for download or review at http://www.overstock.com/proxy. Alternatively, we will promptly send a copy to you at no charge upon request by mail to Overstock.com, Inc., Attention: Investor Relations, 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.
Who can help answer my questions?
If you have questions about voting or the proposals described in this Proxy Statement, please call Georgeson Inc., our proxy solicitor, toll-free at (866) 432-2791.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 18, 2023.
The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at http://www.overstock.com/proxy.
Whether or not you plan to virtually attend the meeting, please submit your proxy via the internet, telephone, or by completing, signing, dating, and returning your Proxy Card in the enclosed prepaid business reply envelope.
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Proposals to be Voted on:

Proposal 1—Election of Directors
Nominees
The nominees for election this year as Class III directors, each for a three-year term ending in 2026, are Allison H. Abraham and William B. Nettles, Jr.
Age: 60 Director since: 2002 (Chairwoman since 2017) Committee Memberships: Audit (Chairwoman)
Allison H. Abraham
Ms. Allison H. Abraham was appointed Chairwoman of Overstock’s Board in 2017 and has served as a director of Overstock since 2002. Ms. Abraham is the Founder, President, and director of The Newton School, a private, non-profit K-8 school located in Sterling, Virginia, established in 2009. Ms. Abraham also served as an independent director for Nebraska Book Company from 2012 to 2015, and was a board member at Precision Imaging, a private medical service company, from 2003-2016. Ms. Abraham managed her own consulting business from 2001 to 2008. Previously, Ms. Abraham served as President and as a director of LifeMinders. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage and was President, Chief Operating Officer and a director of Shoppers Express. From 1992 to 1996, Ms. Abraham held marketing and management positions at Ameritech Corporation, and American Express Travel Related Services prior to that. Ms. Abraham holds a Bachelor of Arts Degree in Economics from Tufts University and a Master’s Degree of Business Administration from the Darden School at the University of Virginia. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Abraham should serve as a director considering our business and structure were Ms. Abraham’s substantial marketing and management experience running online and offline companies, including LifeMinders, iVillage, Shoppers Express, Ameritech and American Express, and her previous governance experience as a director.

As a result of the above and other experiences, Ms. Abraham possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, customer experience, finance or accounting, technology, strategic planning, ESG (environmental, social and governance) understanding, retail or online sales growth, business transformation, and human capital management.

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Proposal 1
Age: 50 Director since: 2020 Committee Memberships: Audit
William B. Nettles, Jr.
Mr. William B. Nettles, Jr. has served as a director of Overstock since June 2020. Mr. Nettles is the Co-Founder and Managing Partner of Invictus Growth Partners, a private equity firm that invests in and advises technology companies. He is also a founder and on the board of directors of Advanced Mobile Payments, a payment technology solutions company located in Newport Beach, CA. Prior to Invictus Growth Partners, Mr. Nettles has held various leadership roles at different companies, including Executive Vice President of Sungevity, based in Oakland, CA, Director of Investments at Pan African Investments (PIC), a New York City-based private investment firm, VP and Head of Corporate Development and Investor Relations at VeriFone and later the GM of the Middle East and Africa at VeriFone, and Corporate Development executive at Lycos. Mr. Nettles began his career at Credit Suisse, where he was an investment banker, focused on mergers, acquisitions, equity and debt financings. Mr. Nettles graduated from the University of California at Berkeley where he received a B.S. in Business Administration. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Nettles should serve as a director considering our business and structure were Mr. Nettles’ substantial business investment and technology experience.

As a result of the above and other experiences, Mr. Nettles possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, finance or accounting, technology, strategic planning, business transformation, and human capital management.

Each of Allison H. Abraham and William B. Nettles, Jr. has consented to serve a three-year term. For additional information about each nominee, see “The Board—Information Regarding Director Nominees and Other Directors.”
Recommendation of the Board of Directors
The Board unanimously recommends a vote “FOR” each nominee.
8 | 2023 Proxy Statement

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Proposed Ratification of Appointment of KPMG LLP
The Audit Committee of the Board has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023 and the effectiveness of our internal control over financial reporting as of December 31, 2023. KPMG LLP has served as our independent registered public accounting firm since December 2009. Although ratification of the Audit Committee’s selection of KPMG LLP is not required under our bylaws or other legal requirements, we are submitting the appointment of KPMG LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will reconsider whether to retain KPMG LLP. Even if the stockholders ratify the selection of KPMG LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace KPMG LLP with a different independent registered public accounting firm at any time if the Audit Committee determines that it is in the best interests of the Company and the stockholders to do so. Representatives of KPMG LLP are expected to virtually attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they so desire.
Audit Fees
KPMG LLP was engaged as our independent registered public accounting firm to audit our financial statements for the years ended December 31, 2022 and 2021, to audit the effectiveness of our internal control over financial reporting as of December 31, 2022 and 2021, to review our 2022 and 2021 interim financial statements, to perform services in connection with our registration statements, to perform audits of certain subsidiaries in connection with statutory or regulatory filings, and to perform certain accounting consultation services. The aggregate audit fees KPMG LLP billed us for professional services were $2,141,855 in 2022 and $2,512,508 in 2021. All audit fees and other fees were pre-approved by the Audit Committee.
Audit-Related Fees
KPMG LLP billed us $15,000 in 2022 in connection with consent fees for our 401(k) employee benefit plan and $44,164 in 2021 for the audits of our 401(k) employee benefit plan and other accounting consultation services.
Tax Fees
KPMG LLP billed us $50,918 in 2022 and $72,636 in 2021 for professional services rendered in connection with tax advice.
All Other Fees
KPMG LLP billed us $2,500 in 2022 and $2,430 in 2021 for a subscription to KPMG Accounting Research Online.
Auditor Independence
The Audit Committee has considered the role of KPMG LLP in providing us with the services described above and has concluded that those services were compatible with the independence of KPMG LLP from management and from the Company.
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Proposal 2
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
General
The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which all services to be performed by the independent registered public accounting firm are required to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.
The Policy describes the Audit, Audit-related, Tax, and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Audit Services
The annual audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required interim reviews performed in accordance with applicable standards) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our consolidated financial statements and annual financial statement audits of certain subsidiaries in connection with statutory or regulatory filings. Audit services also include the attestation engagement for the independent registered public accounting firm’s audit of the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific audit services outside the engagement scope.
Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval for audit-related services.
Tax Services
Under the Policy, the Audit Committee may grant general pre-approval for specific tax compliance, planning and advice services to be provided by the independent registered public accounting firm, that the Audit Committee has reviewed and believes would not impair the independence of the independent registered public accounting firm, and that are consistent with the SEC’s rules on auditor independence. Tax services to be performed by our independent registered public accounting firm must be specifically approved by the Audit Committee.
All Other Services
Under the Policy, the Audit Committee may grant pre-approval for specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC’s rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.
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Proposal 2
Procedures
Under the Policy, each year the Chief Financial Officer and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit, audit-related, tax, and other non-audit services that are subject to pre-approval. This schedule provides a description of each type of service that is subject to pre-approval and, where possible, provides projected fees (or a range of projected fees) for each service. The Audit Committee reviews and approves the types of services and reviews the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule are subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given.
Recommendation of the Board of Directors
The Audit Committee and the Board unanimously recommend that the stockholders vote “FOR” Proposal 2—Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023.
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Proposal 3—Advisory Vote on the Compensation Paid by the Company to its Named Executive Officers (“Say on Pay Vote”)
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (the “Named Executive Officers” or “NEOs”).
Our executive compensation is discussed in further detail below under the caption “Compensation Discussion and Analysis” which, together with the sections following the Compensation Discussion and Analysis, include information about the fiscal year 2022 compensation of our NEOs and a discussion of actions regarding executive compensation that were taken after December 31, 2022.
We are asking our stockholders to indicate their support for the compensation of our NEOs, as described in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at our Annual Meeting:
RESOLVED, that the stockholders approve the compensation of the Company’s NEOs as disclosed in the Company’s Proxy Statement for the 2023 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the Compensation Discussion and Analysis, the compensation tables and related narrative discussion).
The Say on Pay Vote is advisory and, therefore, not binding on the Board or on the Company; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements. In prior years, we have held the say on pay vote at a frequency of every three years. However, Proposal 4 proposes that the Company adjust the frequency to every year. The last time a say on pay vote was held was at the annual meeting of stockholders in 2020, in which 82.4% of our shareholders voted to approve the compensation paid by the Company to its NEOs. If the “EVERY YEAR” selection in Proposal 4 receives the highest number of votes from our stockholders, the Board expects to follow the stockholder vote and hold the next advisory say on pay vote at the annual meeting of stockholders in 2024.
Recommendation of the Board of Directors
The Board unanimously recommends a vote “FOR” approval of Proposal 3—the advisory approval of the compensation paid by the Company to our NEOs.
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Proposal 4—Advisory Vote on the Frequency (Every One, Two, or Three Years) of Future Say on Pay Votes (“Say on Frequency Vote”)
Pursuant to the Dodd-Frank Act, we are also asking our stockholders to indicate, on an advisory basis, the frequency of future advisory votes on executive compensation. In other words, how often a proposal similar to this year’s Proposal 3 will be included in the matters to be voted on at the annual stockholders meeting. The choices available under the say on pay rules are every one year, every two years, every three years, or to abstain. At the 2020 annual meeting, our stockholders indicated their preference for us to hold advisory votes on executive compensation once every three years, and the current frequency of our advisory votes on executive compensation is once every three years. The next scheduled advisory vote on executive compensation will occur at the Annual Meeting.
Please mark your proxy card to indicate your preference on this Proposal or your abstention if you wish to abstain. If you fail to indicate your preference or abstention, your shares will be treated as though you chose to abstain on this Proposal.
The frequency selected by the stockholders for conducting say on pay voting at the annual stockholders meetings will not be binding on the Board or on the Company, and stockholders are not voting to approve or disapprove the Board’s recommendation. However, the frequency selected will be considered by the Board.
Recommendation of the Board of Directors
The Board unanimously recommends that you select “EVERY YEAR” in Proposal 4—the advisory vote on the frequency of future advisory stockholder votes on executive compensation under the say on pay rules, to allow shareholders more frequent opportunities to voice their opinions regarding our executive pay practices.
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Proposal 5—Vote to Approve an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan
The purpose of this Proposal 5 is to obtain stockholder approval of an amendment (the “Amendment”) to our Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) to, among other items, increase the maximum number of shares available for use in granting awards thereunder by 2,755,000 shares from 289,568 shares to 3,044,568 shares.
If we do not increase the shares available for issuance under the 2005 Plan, based on historical usage rates, we would not expect to have a sufficient number of shares authorized under the 2005 Plan to grant equity awards in fiscal 2023 and beyond consistent with our historical compensation practices. In that event, we would lose an important compensation tool aligned with stockholder interests to attract, motivate, and retain highly qualified talent. Assuming the Amendment is approved by our stockholders at the Annual Meeting, we anticipate that approximately 3,044,568 shares would be available for future awards. Our share usage depends on the future price of our stock, competitive market practices, acquisition activity, award levels/amounts, hiring, promotion activity and retention needs during the coming years. As a result, the share reserve under the 2005 Plan could last for a longer or shorter period of time depending on those factors.
In connection with the Amendment, the Compensation Committee considered a number of factors, including our annual average equity expenditures, typically referred to as “burn rate” and the total number of shares outstanding under existing and future grants relative to external guidelines.
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Annual Burn Rate: Our three-year average burn rate as of fiscal year-end 2022 was determined to be 1.18%, which is below the published Institutional Shareholder Services (ISS) 2023 policy guideline maximum burn rate of 3.19% for Russell 3000 companies in the retailing industry (GICS code 2550).

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Total Plan Shares Outstanding and Available: As of the Record Date, there were approximately 1,492,732 shares of stock subject to full value equity awards under the 2005 Plan, which represented approximately 3.3% of the outstanding shares as of the Record Date. There were no outstanding options or stock appreciation rights (“SARs”) awards as of this date. As of the Record Date, there were 289,568 shares available to grant under the 2005 Plan. The 2005 Plan is the only plan the Company has in place to grant equity awards to employees, consultants, and non-employee directors of the Company. On a fully-diluted basis, the outstanding and available shares under the 2005 Plan as of the Record Date and the proposed increase to the 2005 Plan reserve of 2,755,000 shares equals approximately 9.1% of total shares outstanding as of the Record Date.

The 2005 Plan was last amended and restated by the Compensation Committee of our Board on February 2, 2020 and by stockholders at the Company’s annual meeting of stockholders held on May 12, 2020, and was subsequently amended on March 3, 2022 and November 9, 2022. This Amendment in Proposal 5 was approved by the Compensation Committee and our Board on March 30, 2023, subject to the further approval of our stockholders at the Annual Meeting. If we do not obtain requisite stockholder approval of the Amendment as described above, the current 2005 Plan will remain in effect.
Recommendation of the Board of Directors
The Board unanimously recommends a vote “FOR” approval of Proposal 5—Vote to approve an amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan.
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Proposal 5
Summary of the Plan
The material features of the Amended and Restated 2005 Equity Incentive Plan, as amended by the Amendment (the “Amended 2005 Plan”) are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Amended 2005 Plan, the full text of which is included as Annex A hereto and incorporated herein by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Amended 2005 Plan.
Purpose. The purposes of the Amended 2005 Plan are to attract and retain the best available personnel, to provide additional incentive to our employees, consultants, and non-employee directors, and to promote the success of our business.
Administration. The Amended 2005 Plan may be administered by our Board or a committee, which our Board may appoint from among its members (the “Administrator”). Subject to the provisions of the Amended 2005 Plan, the Administrator has the authority to: (i) interpret the Amended 2005 Plan, apply its provisions and reconcile any inconsistency, correct any defect and supply any omission in the plan or an award agreement; (ii) prescribe, amend or rescind rules and regulations relating to the Amended 2005 Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares or equivalent units to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) determine the terms and conditions applicable to awards generally and of each individual award (including the provisions of the award agreement to be entered into between the Company and the participant), including any performance goals applicable to such individual award; (vii) amend any outstanding award subject to applicable legal restrictions; (viii) authorize any person to execute, on our behalf, any instrument required to effect the grant of an award; (ix) approve forms of agreement for use under the Amended 2005 Plan; (x) allow participants to satisfy minimum withholding tax obligations by tendering cash or shares owned by the participant or electing to have the Company withhold from the shares or cash to be issued that number of shares or cash having a fair market value equal to the minimum amount required to be withheld; (xi) reduce the exercise price of an award to the then current fair market value if the fair market value of the stock covered by the award has declined since the date the award was granted, provided our stockholders have approved such action; (xii) institute an award exchange program, provided that no exchange will cause the exercise price of an award to be reduced unless our stockholders have approved such action; (xiii) determine the fair market value of our stock; and (xiv) subject to certain limitations, take any other actions and make all other determinations deemed necessary or advisable for the administration of the Amended 2005 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of awards and on all persons deriving their rights therefrom.
Types of Awards. Awards granted under the Amended 2005 Plan may be incentive stock options (“ISO”), nonstatutory stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), performance units, or deferred stock units, as determined by the Administrator at the time of grant.
Shares Available. The Amendment, if approved, would increase the number of shares authorized for grants under the plan by 2,755,000 shares, from an aggregate of 289,568 shares currently available for grant under the Amended 2005 Plan to an aggregate of 3,044,568 shares available for grant under the Amended 2005 Plan. All shares available for issuance under the Amended 2005 Plan may be made subject to an award that is an ISO.
The shares of stock covered by the Amended 2005 Plan may be authorized but unissued shares, or reacquired shares. To the extent that an award terminates, expires, or lapses for any reason, or an award is settled in cash without delivery of shares to the participant, any shares subject to the award may be used again for new grants under the Amended 2005 Plan. However, the full number of SARs granted that are to be settled in shares of stock will count against the number of shares available for awards under the Amended 2005 Plan, regardless of how many shares are actually issued upon settlement of the SARs. Any shares surrendered or withheld to satisfy the exercise price of an option or withheld to satisfy minimum tax withholding obligations will count against the number of shares available for award under the Amended 2005 Plan. No fractional shares may be issued under the Amended 2005 Plan.
Eligibility. The Amended 2005 Plan provides that awards may be granted to our employees, consultants and non-employee directors, and employees and consultants of our subsidiaries, as determined by the Administrator. ISOs may be granted only to employees (including officers and employee directors). As of the Record Date, we had approximately 1,006 employees, 50 consultants, and seven non-employee directors who were eligible to participate in the Amended 2005 Plan.
Limitation on Awards to Non-Employee Directors. The Amended 2005 Plan imposes limits on the awards that may be granted during any fiscal year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such fiscal year for service as a non-employee director. The limits do not apply to any consulting fees or other
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Proposal 5
compensation we may pay or provide to any non-employee director for services in addition to the services normally performed by a non-employee director. The Amended 2005 Plan provides that awards to any non-employee director plus the cash fees payable to such director during such fiscal year for service as a non-employee director will not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board.
Types of Equity Awards. Subject to the terms and conditions of the Amended 2005 Plan, the following types of equity awards may be granted to our employees, non-employee directors, and consultants at any time and from time to time at the discretion of the Administrator:
Stock Options. Each option granted under the Amended 2005 Plan is to be evidenced by a written stock option agreement between the optionee and the Company, which shall specify, the means of payment of the option exercise price, the term and vesting conditions of the option, and the treatment of the option upon an optionee’s termination of service, among other terms, provisions and conditions determined by the Administrator. The Administrator determines the exercise price of options at the time the options are granted, provided that the exercise price may not be less than the fair market value of the stock on the date the option is granted (unless such option is granted pursuant to an assumption or substitution for another option in a manner that satisfies Sections 424(a) or 409A of the Internal Revenue Code (the “Code”) in connection with a merger or other corporate transaction). On the Record Date, the closing price of the stock as reported on the Nasdaq Global Market was $19.57. However, there are no stock options currently outstanding under the 2005 Plan, nor has the Company granted any stock options under the Amended 2005 Plan since fiscal year 2008.
Stock Appreciation Rights (SARs). Each SAR granted under the Amended 2005 Plan shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, the means of payment of the SAR exercise price, the form of payment upon exercise, the treatment of the SAR upon the holder’s termination of service, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. SARs may be granted either alone or in conjunction with all or part of an option granted under the Amended 2005 Plan. SARs granted in conjunction with an option may be exercised only at such times and to the extent the related option is exercisable, and upon the exercise of the SAR or option, the number of shares for which the SAR and option is exercisable will be reduced by the number of shares for which the SAR or option has been exercised. There are no SARs outstanding under the 2005 Plan, nor has the Company ever granted any SARs under the 2005 Plan.
Restricted Stock and Restricted Stock Units (RSUs). Restricted stock is an award of our stock, and an RSU is an award of hypothetical shares of our stock having a value equal to the fair market value of an identical number of shares of stock. Restricted stock and RSUs may, but need not, provide that the award will be subject to forfeiture and may not be sold, assigned, transferred, or otherwise disposed of for a period of time determined by the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock or RSU award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which may be based principally or solely on continued provision of services but may include a performance-based component.
Unless otherwise stated in the restricted stock agreement, a holder of restricted stock will have the rights and privileges of a stockholder, including the right to vote. Dividends on restricted stock may be currently paid to the holder or held by us until the restrictions on the shares are released. A holder of RSUs will not be a stockholder until the shares are issued, and until such time, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares. However, at the discretion of the Administrator, and only to the extent set forth in the applicable award agreement, restricted stock and RSUs may be credited with cash distributions and stock dividends paid by the Company in respect of shares of stock. At the discretion of the Administrator, dividend equivalents may be either currently paid to the award holder on the day on which the corresponding dividend is paid to stockholders or withheld by the Company on the participant’s account, plus any interest determined by the Administrator. Dividend equivalents credited to a participant’s account and attributable to restricted stock or RSUs (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of stock having a fair market value equal to the amount of such dividend equivalents and earnings to the participant upon the release of restrictions or settlement of such restricted stock or RSU, as applicable. If restricted stock or RSUs are forfeited, the participant shall have no right to the dividend equivalents.
Each grant of restricted stock and RSU grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock or RSU grant has a purchase price, the purchase price must be paid no more than ten (10) years following the date of grant.
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Proposal 5
Performance Shares. The Administrator shall have complete discretion to determine (i) the number of shares of our stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which may be based principally or solely on achievement of performance milestones but may include a service-based component. Each performance share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.
Performance Units. Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying shares of our stock, determined as of the vesting date. The shares available for issuance under the Amended 2005 Plan shall not be diminished as a result of the settlement of a performance unit. Each performance unit grant shall be evidenced by an agreement that shall specify such terms and conditions as shall be determined at the discretion of the Administrator.
Deferred Stock Units. Deferred stock units shall consist of a restricted stock, RSU, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an award granted under the Amended 2005 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the Amended 2005 Plan transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.
Acceleration upon Death. Unless an award agreement provides otherwise, in the event that a participant dies while a service provider, the award may be exercised within the time period set forth in the relevant agreement, but in no event later than the expiration date of the relevant award.
Adjustment Upon Changes in Capitalization. In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our stock or any other increase or decrease in the number of issued shares of stock effected without receipt of consideration by us, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Amended 2005 Plan, the individual fiscal year limits applicable to restricted stock, RSUs, performance share awards, performance units, SARs and options, the number and class of shares of stock subject to any award outstanding under the Amended 2005 Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made by the Administrator or the Compensation Committee of our Board, whose determination shall be conclusive.
Change of Control. In the event of a change of control, the successor entity (or its parent or subsidiary) may assume or substitute each outstanding award. If the successor entity does not assume the awards or substitute equivalent awards, or if the successor entity is not publicly traded, such awards shall become 100% vested. In such event, the Administrator may take one or more actions with respect to outstanding stock options and SARs, including but not limited to giving participants a limited period of time to exercise options and SARs, cashing out options and SARs based on the difference between the change of control value of our stock and the exercise price, or making adjustments to options and SARs as the Administrator deems appropriate to reflect the change of control. If, within 18 months following a change of control, a participant’s employment is terminated (i) involuntarily by the Company or successor entity other than for cause (as defined in the Amended 2005 Plan), or on account of death or disability, or (ii) by the participant for good reason (as defined in the Amended 2005 Plan), then the participant shall fully vest in and receive payment of or have the right to exercise his award, as applicable, as to all of the shares subject to each such award. Generally, a “change of control” means a person or group (subject to certain exceptions) becomes the beneficial owner of our securities representing 50% or more of the total voting power represented by our outstanding securities; we sell or dispose of substantially all of our assets; a change in a majority of our Board occurs without the approval of our then incumbent directors within a one-year period; or a merger or consolidation occurs other than a merger or consolidation resulting in our outstanding voting securities immediately before the merger or consolidation continuing to represent at least 50% of the total voting power of the surviving entity represented by our outstanding securities immediately after the merger or consolidation. In addition, a resignation is “for good reason” if it results from: (i) the resigning participant having materially reduced duties, title, authority or responsibilities; (ii) the resigning participant having his or her base salary reduced; (iii) the resigning participant having his or her primary work location moved to a facility or a location outside of a 35-mile radius from our present facility or location; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute, constitute a constructive termination of the participant.
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Proposal 5
Amendment, Suspensions and Termination of the Amended 2005 Plan. Our Board may amend, suspend, or terminate the Amended 2005 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Section 422 of the Code, or any other applicable rule or statute or by the rules of any stock exchange or automated quotation system on which the Company’s shares may then be listed or quoted.
Federal Income Tax Information
Incentive Stock Options (ISOs). An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.
Non-Statutory Stock Options. All other options that do not qualify as ISOs are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then-fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.
Stock Appreciation Rights. A participant will not recognize any taxable income at the time a SAR is granted. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our stock received and/or the amount of cash received. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss, depending on how long the participant held the shares.
Restricted Stock. A participant will not recognize taxable income upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Code, the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the grant date over the amount the participant paid for such shares, if any. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss.
Restricted Stock Units, Performance Units and Performance Shares. A participant will not recognize any taxable income upon grant of an award of RSUs, performance units or performance shares. Instead, the participant will recognize ordinary income at the time of receipt of the shares or cash equal to the fair market value (on the date of receipt) of the shares or cash received minus any amount paid for the shares of our stock. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss.
Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Amended 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our “covered employees,” which are (1) our chief executive officer and our chief financial officer; (2) our three highest paid officers (other than the chief executive officer or the chief financial officer); and (3) any employee who was one of our “covered employees” for any preceding taxable year beginning after December 31, 2016. Under Section 162(m) of the Code, the annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1,000,000. It is possible that compensation attributable to awards under the Amended 2005 Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. While the Compensation Committee considers tax and accounting implications as factors when considering executive compensation, they are not the
18 | 2023 Proxy Statement

Proposal 5
only factors considered. Other important considerations outweigh tax or accounting considerations. In addition, the Compensation Committee reserves the right to establish compensation arrangements that may not be fully tax deductible under applicable tax laws. We cannot assure you that compensation attributable to awards granted under the Amended 2005 Plan will be deductible under Section 162(m) of the Code.
Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Amended 2005 Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.
The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside. It also does not discuss the potential application of Section 280G of the Code, which can apply to an “excess parachute payment.” Further, different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.
Other Information
Clawbacks. Awards which are subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
Equity Compensation Plan Information. See the section in this Proxy Statement titled “Equity Compensation Plan Information” for summary of awards granted under our equity incentive plans, including the Amended 2005 Plan.
New Plan Benefits. The Amendment does not provide for any new plan benefits, and the grant of awards under the Amended 2005 Plan, including grants to our NEOs and directors, is discretionary. As of the date of this Proxy Statement, there has been no determination with respect to future awards under the Amended 2005 Plan. Accordingly, the amount of any future discretionary awards is not determinable.
2023 Proxy Statement | 19

Other Business
If other matters are properly presented at the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, the proxy holders will vote, or otherwise act, to the extent they are legally permitted to do so, on your behalf in accordance with instructions from the Board or the Nominating and Corporate Governance Committee or, in the absence of instructions from the Board or the Committee, their judgment on such matters.
20 | 2023 Proxy Statement

Environmental, Social & Governance
General

We have integrated Environmental, Social and Governance (“ESG”) considerations into the policies, principles, and philosophies that govern our business and demonstrate our commitment to maximizing long-term stakeholder value while observing the highest ethical standards. We are committed to protecting the environment, to creating a diverse and inclusive workforce, to ensuring that all people are treated humanely and with respect, to donating our time, talents, and resources to the communities in which we operate, and to governing our business with ethics and integrity.

We have identified key internal stakeholders in various areas throughout our business to contribute their knowledge and expertise in Company ESG efforts. These stakeholders are asked to participate in setting strategies, setting goals, and tracking progress towards achieving those goals. Our Vice President, Legal & ESG, coordinates the efforts of these stakeholders and works with our Chief Executive Officer to oversee our efforts and disclosures. Our Chief Executive Officer and Vice President, Legal & ESG, update the Board no less than annually on Company ESG efforts.

Environmental Sustainability
We take environmental stewardship seriously. We strive to ensure our initiatives, directly and indirectly, are environmentally responsible. We recognize the opportunity and importance of implementing measures to reduce our overall impact on the environment. We strive to address these impacts across our owned and operated facilities, product packaging, and supply chain. We plan to continue current initiatives such as recycling and conserving energy. We are also exploring additional opportunities for emission reduction and eco-friendly innovations throughout our supply chain.
Our commitment to promoting environmental stewardship is evidenced in numerous aspects of our corporate operations, from our workspace to our technology development.
Our headquarters, the Peace Coliseum, is LEED (Leadership in Energy and Environmental Design) Gold-certified as an environmentally-conscious corporate headquarters; some of the building and campus attributes that contributed to this certification and some of our practices that show our commitment to the environment include:
•	We selected a former Environmental Protection Agency (“EPA”) Superfund site as the location for the building.
•	Nearly one quarter of construction materials used to construct the building were sourced from recycled components.
•	Customized water system with location and application specific sprinkler heads and drippers reduce water use on our campus.
•	The campus landscaping includes drought-tolerant, low-water plants.
•
View Dynamic Glass was installed in the building, which significantly reduces energy costs and improves employee comfort by automatically tinting based on the sun’s orientation, time of year, and local weather conditions.

•	Our building’s heating and cooling system uses Variable Refrigerant Flow technology, resulting in energy usage that is approximately 33% lower than the average comparable building.
•	Our building’s cutting-edge data center boasts cooling loops that recover and redistribute heat to the rest of the building during colder weather.
•	To encourage use of reusable water bottles, water filling stations are installed throughout the building.
2023 Proxy Statement | 21

Environmental, Social & Governance / Diversity & Inclusion
•	We designed the building with water-saving plumbing fixtures, providing approximately 35% reduction in potable water use.
•	We have located recycling bins throughout our building.
•	Through a combination of reselling, donating, and/or recycling we continually divert used equipment, furniture, and glass from landfills.
•	We offset the power consumed in our amenities building with energy-producing solar panels we installed on the roof of that building.
•	We installed motion-based lighting in our building to reduce unnecessary energy consumption.
•	We purchase renewable energy through the local power company for the building.
•	We installed electric vehicle charging stations at our campus for employee and guest use.

We know transportation is a large generator of greenhouse gas emissions. Some ways we reduce unnecessary transportation, thereby reducing greenhouse gas emissions, include:
•	Locating our headquarters in a transit-oriented development adjacent to a commuter rail station.
•	Our headquarters is within walking distance of hotels, multi-family and single-family residences, restaurants, and other amenities.
•	Offering remote or hybrid work to most of our employees.
•	Screening shipping carriers and working only with those committed to reducing greenhouse gas emissions.
•	Partnering with shipping carriers who have made a commitment through the EPA and participate in the SmartWay program for responsible greenhouse emissions accountability.
•	Investing in technology partners for shipment consolidation to optimize our shipping carrier routes to ensure more efficient deliveries.
We are also mindful of the products we use in our packaging and are conscientious about recycling our packaging waste. Some highlights from our 2022 environmental efforts include: becoming a proud member of the EPA Smartway Programs for Shippers, creating a measurable recyclable packaging material program within our fulfilment centers, and xeriscaping 15,000 square feet of grass at our corporate campus to reduce water consumption.
Diversity & Inclusion
At Overstock, we champion diversity and support an environment of inclusion to unite, align, and inspire Overstock employees and stakeholders to accomplish the Company’s long-term goals. We celebrate, value, and embrace our differences, respecting and welcoming colleagues with unique opinions and perspectives.
We hold ourselves to the highest standards of acceptance and kindness. We know that diversity of experience, background, talents, and ideas make us better and stronger. And we have worked diligently to foster both a culture and community that welcomes and protects people of every race, color, sexual orientation, gender, gender expression, age, religion, national origin, disability, marital status, or military status.

22 | 2023 Proxy Statement

Environmental, Social & Governance / Human & Employee Rights
We have taken several steps to promote gender, racial, and ethnic diversity throughout our workforce, including our executive officer and Board level positions. For example, we have signed the ParityPledge in support of women and in support of people of color, in which we have committed to interview and consider people from these under-represented groups for every open role, vice-president and higher, including the c-suite and the Board.
Some highlights from our 2022 efforts to promote diversity and inclusion include: we increased completion of diversity and inclusion training for all management employees from 71% in 2021 to 92% in 2022; we worked to achieve parity in engagement rates among all employee demographic groups, reflecting the level of enthusiasm and dedication our employees feel towards their jobs; and we sponsored the Utah Pride Festival.
Four of the eight members of our Board are diverse, including three women, one of whom is the Chairwoman of the Board, and one racially diverse member. Four of the nine members of our executive officer team (c-suite) are diverse, including three women and three racially diverse members.
Human & Employee Rights
Overstock takes seriously our ethical responsibility of treating all people humanely and with respect. We demonstrate these values in sourcing our products, in protecting customer information, and in the services and benefits we offer our employees.
We respect the rights of workers in our supply chain, including at-risk groups such as women and children, by requiring our suppliers to avoid all forms of forced or compulsory labor or other abusive labor practices.

We respect the rights of our employees by striving for a diverse, inclusive, and respectful workplace that allows everyone access to the same employment opportunities regardless of every race, color, sexual orientation, gender, gender expression, age, religion, national origin, disability, marital status, or military status. We provide a competitive, unique, and wide variety of services and benefits to our employees that exceed compliance with applicable laws and regulations, including those laws and regulations that govern working conditions, compensation, benefits, opportunity, and hours.

We respect the rights of our customers and visitors to our website, including their right to privacy, by ensuring their personal information is secure. All employees are required to attend information security training no less than annually. Additional role-based training is provided to targeted employees. Our information security team leadership prepare reports and meet with the Audit Committee quarterly to discuss data protection and cyber security matters.
Some highlights of our 2022 human rights efforts include: new human rights training to our employees; we provided information to suppliers on improving performance in human rights; and we created and implemented a Vendor Code of Conduct.
Corporate Philanthropy
Since our Company’s founding in 1999, we have consistently partnered with nonprofit organizations to support our communities by donating our time, talent, and resources to those in need.
We have supported non-profit organizations through in-kind and monetary contributions. Some of these organizations include Mercy Housing, the American Red Cross, Make A Wish Utah, and Habitat for Humanity. We also provide support to nonprofit organizations on our website, where customers are given the opportunity to donate. One-hundred percent of customer donations made through our website are given directly to our charitable partners.
We encourage our employees to contribute to the community by annually giving each employee eight hours of paid Company Volunteer Time Off (CVTO). Employees can use this time to serve the community in many ways.
2023 Proxy Statement | 23

Environmental, Social & Governance / Governance

Some highlights of our philanthropic efforts in 2022 include: we donated hundreds of thousands of dollars in cash and in-kind donations, we partnered with Make a Wish Utah, to make wishes of children with critical illnesses come true; after we partnered with the International Rescue Committee and Catholic Community Services to donate dining room tables, matching chairs, and home décor to approximately 180 refugee families fleeing Afghanistan, our employees donated their time to assemble the dining room sets; our employees volunteered to make hygiene kits for The Road Home, a local non-profit that provides emergency shelter, supportive services, and housing assistance to help individuals and families step out of homelessness and also volunteered to sort donations at The Road Home; our employees participated in the Utah Pride Parade and volunteered at the Utah Pride Festival, which we sponsored; and we ran three blood drives to collect employee blood donations, supporting the American Red Cross. We also encourage employees to vote in national, state, and local elections through our CVTO that has been expanded to include voting.

Governance
We have enacted strong corporate governance processes to strengthen our compliance efforts, improve the quality and transparency of our reporting, and maximize long-term shareholder value while observing the highest ethical standards. Our commitment to ethics and integrity drives the way we conduct our business.
24 | 2023 Proxy Statement

The Board
Board Structure
The Board currently consists of eight members. The nominees for election are current members of the Board. The remaining six directors are expected to continue to serve their terms as described below. Our directors serve staggered terms. This is accomplished as follows:
•	each director serves a three-year term,
•	the directors are divided into three classes,
•	the classes are as nearly equal in number as possible, and
•	the term of each class begins on a staggered schedule.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees. If any nominee is unable or declines to serve as a director at or prior to the time of the Annual Meeting, the proxies will be voted for a substitute nominee, if any, designated by the Nominating and Corporate Governance Committee of the Board to fill the vacancy. The proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees. The term of office of each person elected as a Class III director will continue until the 2026 annual meeting of stockholders, until such person’s respective successor has been duly elected and qualified or until such person’s earlier incapacity, resignation, or removal. It is not expected that any nominee will decline nor be unable to serve as a director.
Board Independence
The Board has determined that a majority of our Board consists of independent members and will continue to consist of independent directors after the Annual Meeting. The Board has determined that each of our current directors is independent within the meaning of the Nasdaq director independence standards except for Jonathan E. Johnson III, who serves as our Chief Executive Officer, serves on our Board, and previously served as President and on the board of directors of Medici Ventures, Inc. (“Medici Ventures”) and served on the boards of directors of several of Medici Ventures’ portfolio companies until the completion of our transaction with Pelion MV GP, L.L.C. in April 2021 (the “Pelion Transaction”). In addition, Mr. Johnson has previously served in other executive positions with Overstock.
	Abraham	Burkey	Corbus	Johnson	Messing	Nettles	Shapiro	Tabacco
Director Independence
independent	X	X	X		X	X	X	X
board member of only one other public company (other than Overstock)				X	X
Board Committees
Audit Committee	C					M	M
Compensation Committee			C		M			M
Nominating and Corporate Governance Committee			M		M			C
C – Chairwoman/Chairman
M - Member
In reaching its determinations regarding the independence of the members of the Board, the Board considered the fact that Ms. Abraham’s adult son was previously an employee of tZERO and an employee of the Company, with his last date of employment in December 2020, and determined that Ms. Abraham met the independence requirements. With respect to Mr. Corbus, the Board considered the facts that Mr. Corbus also served on the board of directors of Medici Ventures and tZERO until the completion of the Pelion Transaction in April 2021, and the fact that Mr. Corbus formerly served as Co-CEO of WR Hambrecht + Co., and considered the services that WR Hambrecht + Co. has performed for the Company in the past and determined that Mr. Corbus met the independence requirements. With respect to Dr. Robert J. Shapiro, the Board
2023 Proxy Statement | 25

The Board / Board Diversity
considered the fact that Dr. Shapiro also served on the board of directors of Medici Ventures until the completion of the Pelion Transaction in April 2021 for which he received compensation for his board services, and that Dr. Shapiro previously served on the board of directors of Medici Land Governance (“MLG”) for which he received compensation, and determined that Dr. Shapiro met the independence requirements.
Board Diversity
The Board and Nominating and Corporate Governance Committee strive to nominate individuals with diverse backgrounds, skills, qualifications, attributes, and experiences such that the Board, as a group, will possess the appropriate expertise, skills, and talents to fulfill its responsibilities in managing the Company in the best interests of stockholders.
Although the Board does not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions, we have signed the ParityPledge in support of women and in support of people of color, in which we have committed to interview and consider people from these under-represented groups for every open role, vice-president and higher, including the c-suite and the Board.
Board Matrix
The Board Matrix chart (below) identifies certain key skills and characteristics of our Board as of the Record Date. Four of the eight Board members are diverse, with three self-identifying as female, and one self-identifying as black or African American.
	Abraham	Burkey	Corbus	Johnson	Messing	Nettles	Shapiro	Tabacco
Key Skills*
senior leadership	X	X	X	X	X	X	X	X
marketing / brand management	X			X	X	X
merchandising				X	X
customer experience	X			X	X		X
finance or accounting	X		X	X		X	X	X
legal or risk management		X		X				X
regulatory or government		X		X			X
technology	X	X		X	X	X	X
information security		X
global or international business		X	X	X	X		X
strategic planning	X	X	X	X	X	X	X
environmental sustainability			X	X			X
esg understanding	X	X		X				X
retail or online sales growth	X			X	X
business transformation	X	X	X	X	X	X
human capital management	X			X	X	X
Gender Identity
female	X	X			X
male			X	X		X	X	X
non-binary
did not disclose gender
Demographic Background
african american or black						X
white	X	X	X	X	X		X	X
lgbtq+
did not disclose demographic background
*	As described in the Key Skills chart below.
26 | 2023 Proxy Statement

The Board / Key Skills
Key Skills
The Key Skills chart (below) identifies what each of the key skills in the Board Matrix chart (above) entails and describes how the skill contributes to our business.
Desired skills	What the skill entails	Our business characteristics
senior leadership	Experience in an executive officer level role, senior government or regulatory role, or an equivalent leadership position.	Our business model is always evolving and requires aligning many different areas of our business and operations, including marketing, customer experience, finance, risk management, and technology.
marketing / brand management	Executive officer level experience with marketing or brand management or supervising someone performing similar functions.	Our brand, the products we offer, and the effectiveness of our customer communications are important to our strategy to provide our customers with great products at great prices.
merchandising	Executive officer level experience with merchandising, supervising someone performing similar functions, or equivalent knowledge or experience.	Our ability to provide great products at great prices to our customers is integral to the success of our business.
customer experience	Knowledge or experience with increasing customer satisfaction or feedback or supervising someone performing similar functions.	A great customer experience promotes repeat purchases and increases our sales.
finance or accounting	Executive officer level experience with finance or accounting, supervising someone performing similar functions, or equivalent knowledge or experience.	We are disciplined in our financial management approach and committed to accurate financial reporting and disclosure.
legal or risk management	Knowledge or experience with legal or risk management, or, supervising someone performing similar functions.	Our business is subject to a variety of risks, which we seek to identify, manage, and mitigate in a thoughtful and strategic way.
regulatory or government	Experience in a senior regulatory or government leadership role, executive officer level experience with regulatory or government matters, or supervising someone performing similar functions.	We are subject to extensive laws and regulations as a public company.
technology	Executive officer level experience with technology, supervising someone performing similar functions, or equivalent knowledge or experience.	Our business relies on technology to effectively market, sell, track, and deliver the products offered for sale on our website.
information security	Executive officer level experience with information security or supervising someone performing similar functions.
Our business relies on the exchange of information and the security of the information we obtain and/or transmit is of huge importance to our customers, our partners, our reputation, and our business prospects.

global or international business	Senior leadership level experience with global or international business, supervising someone performing similar functions, or equivalent knowledge or experience.
Our business offers products into countries other than the United States, which creates various risks and complexities, including increased legal and regulatory risks, and increased risks associated with selling goods effectively in a new market with different expectations.

2023 Proxy Statement | 27

The Board / Committees of the Board
Desired skills	What the skill entails	Our business characteristics
strategic planning	Executive officer level experience with strategic planning, supervising someone performing similar functions, or equivalent knowledge or experience.	Our business depends on the creation and achievement of various goals to fit our long-term and short-term Company objectives.
environmental sustainability	Knowledge or experience with environmental sustainability in the business or government setting or supervising someone performing similar functions.	We strive to be good stewards of our planet by considering the environmental impacts of the business decisions we make.
esg understanding	Knowledge or experience in one or more ESG topic relevant in the business setting.	We believe that good business practices start with protecting the people and planet that make it all possible.
retail or online sales growth	Executive officer level experience with retail or online sales growth or supervising someone performing similar functions.	We are an online retail company, and our business depends on our ability to sell goods online.
business transformation	Knowledge or experience in transforming businesses or industries in scale or substance.	Our business model is constantly changing and evolving in an effort to achieve our long-term and short-term goals.
human capital management	Executive officer level experience managing a large workforce or supervising someone performing similar functions.	Our workforce is a key resource that is integral to the success of our business; it is also a large operating expense.
Tenure
Although the Board does not have a formal policy with respect to director refreshment, the Board appreciates the benefits that come from diversity of tenure length, including new fresh perspectives from less tenured members and a deeper knowledge of our business from more tenured members. Our Board tenure lengths range from less than one year to twenty-one years of service.
4	New Directors In Past 5 Years
Tenure (in years)

Committees of the Board
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has adopted a written charter. Current copies of the committee charters are available on the Company’s website at http://investors.overstock.com/corporate-governance/highlights. All members of the committees are appointed by the Board, and each member is independent within the meaning of the Nasdaq director independence standards and SEC rules. The committees are described in more detail below.
Audit Committee. The Board has a standing Audit Committee. During 2022, the Audit Committee consisted of Allison H. Abraham, who serves as Chairwoman, William B. Nettles, Jr., and Dr. Robert J. Shapiro. Each of Ms. Abraham, Mr. Nettles, and Dr. Shapiro is and was independent within the meaning of the Nasdaq director independence standards. The Board determined that each of Ms. Abraham, Mr. Nettles, and Dr. Shapiro is an “audit committee financial expert” as defined by the SEC. The experience of each such director that led the Board to the determination that such director is an “audit committee financial expert” is described below under “Information Regarding Director Nominees and Other Directors.” The Audit Committee is responsible for reviewing and monitoring our financial statements and our internal control over financial reporting, selecting, reviewing, and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, reviewing updates on cybersecurity, disaster recovery and cloud strategy, reviewing the Company’s and its subsidiaries’ and foreign affiliated entities’ compliance with applicable legal requirements and the
28 | 2023 Proxy Statement

The Board / Board and Committee Meetings
Company’s code of business conduct and ethics, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Report of the Audit Committee is included in this Proxy Statement.
Compensation Committee. The Board also has a standing Compensation Committee. During 2022, the Compensation Committee consisted of Barclay F. Corbus, who serves as Chairman, Joseph J. Tabacco, Jr., and Barbara H. Messing, each of whom is a non-employee director and independent. The Compensation Committee is responsible for approving salaries, incentives, and other forms of compensation for our directors, executive officers, and certain other employees, and administering various incentive compensation and benefit plans. The Compensation Committee Report is included in this Proxy Statement.
Nominating and Corporate Governance Committee. The Board also has a standing Nominating and Corporate Governance Committee. During 2022, the Nominating and Corporate Governance Committee consisted of Joseph J. Tabacco, Jr., who serves as Chairman, Barclay F. Corbus, and Barbara H. Messing, each of whom is a non-employee and independent. The Committee has authority to recommend Board nominees to the full Board, and also has authority over matters of corporate governance. Each member of the Board has historically participated in the consideration of director nominees.
Board and Committee Meetings
The Board held six meetings during 2022, four of which were regularly scheduled and the rest of which were special meetings. The Audit Committee held thirteen meetings during 2022; the Compensation Committee held nine meetings during 2022; and the Nominating and Corporate Governance Committee held five meetings during 2022. Each incumbent director attended at least 75% of the meetings of the Board and of the total number of meetings held by all committees of the Board on which he or she served during 2022. The non-management members of the Board meet regularly in executive session without management present.
Board Leadership Structure
Allison H. Abraham has served as Chairwoman of the Board since 2017. Jonathan E. Johnson III serves as our principal executive officer and as a member of the Board. We have not named a lead independent director. The Board consists of eight directors, seven of whom are independent. We believe that our leadership structure is appropriate because the size of the Board, the composition of the Board and the staggered three-year terms of the Board permit and encourage each member to take an active role in all discussions, and each member does actively participate in all substantive discussions. We believe that our current structure is serving the Company well.
Board Role in Risk Oversight
The Board oversees the management of risks inherent in the operation of our businesses and the implementation of our strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks amongst the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include, but are not limited to, general business and industry risks, operating risks, business continuity risks, cyber-security risks, financial risks including infrastructure, talent management, human capital, and workforce-related risks (e.g., sexual harassment), and compliance and regulatory risks. For example, the Board has delegated responsibility for oversight of risk management relating to compensation matters to the Compensation Committee. The Board has delegated responsibility for cybersecurity risks, including protection of customer and employee data, proprietary information, business continuity risks and cyber risks, to the Audit Committee and management. The Board has delegated responsibility for financial and other risk management to the Audit Committee, although the full Board remains involved in risk management. Overseeing risk is an ongoing process and is inherently tied to our operations and overall strategy.
Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, our management is charged with identifying and managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. The Committees and the Board receive periodic reports from
2023 Proxy Statement | 29

The Board / Director Qualifications
management regarding various aspects of the Company’s risk management program. The Audit Committee reviews a quarterly report and presentation from information security leadership regarding cyber security matters. The way the Board and Committees administer the oversight of risk management has not had any effect on the Board’s leadership structure.
Director Qualifications
The Nominating and Corporate Governance Committee has developed the Company’s Corporate Governance Principles (“Principles”), which have been adopted by the Board. The Principles set forth the Committee’s belief that while there are no specific minimum qualifications the Committee believes must be met by a candidate to be recommended by the Committee, candidates for election to the Board should have the highest professional and personal ethics and values. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice, and they must actively represent the interests of the stockholders. The Committee believes that a variety of types and a balance of knowledge, experience, and capabilities among the members of the Board are in the best interests of the stockholders. The Principles set forth the Committee’s belief that diversity of viewpoint, professional experience and other individual qualities and attributes should be considered to the extent that they relate to the contribution a director is expected to make to the Board and the Company. The Committee periodically reviews the Principles, including the portion regarding diversity. The ability of a candidate to make independent analytical inquiries, the ability to understand the Company’s business, and the willingness of a candidate to devote adequate attention and time to the duties of the Board, are all relevant to the qualifications of a candidate. The specific experience, qualifications, attributes, or skills that led the Committee to the conclusion that each director should be a director considering our business and structure are described under “Information Regarding Director Nominees and Other Directors,” below.
Identification and Evaluation of Nominees for Director
The Nominating and Corporate Governance Committee believes that the current Board composition is serving the stockholders of the Company well. In the future, the Committee may consider additional candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.
Stockholders may propose director candidates for general consideration by the Nominating and Corporate Governance Committee by submitting in proper written form the individual’s name, qualifications, and the other information required by the Bylaws as described below in “Other Information—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” to the Corporate Secretary of the Company. The Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria applicable to the evaluation of candidates proposed by directors or management.
The Committee has not approved any nominee for inclusion on our proxy card for the Annual Meeting other than Allison H. Abraham and William B. Nettles, Jr. We have not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee did not receive, by a date not later than 120 calendar days before the date of the Company’s Proxy Statement released to security holders in connection with the previous year’s annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.
Communications with the Board
The Board has adopted resolutions to provide a formal process by which stockholders may communicate with the Board. The process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company’s headquarters at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to one or more Board members. The determination whether a communication involves a matter appropriate for stockholder communications with the Board is made by the Chairwoman of the Board or our Chief Legal Officer & Corporate Secretary. Stockholders who desire to utilize the procedures described under “Other Information—Procedure for Submitting Rule 14a-8 Stockholder Proposals” or “—Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting” should read those sections and the applicable portions of our bylaws and follow the procedures described.
30 | 2023 Proxy Statement

The Board / Annual Meeting Attendance
Annual Meeting Attendance
Our policy is that Board members should attend our annual stockholders meetings if reasonably possible. All members of the Board attended the last annual stockholders meeting which was held in May 2022.
Director Resignation Policy
Our Board has adopted a director resignation policy. The policy applies only to uncontested elections of directors. Under the policy, any incumbent nominee who fails to receive a greater number of “for” votes than “withhold” votes or instructions is required to tender his or her resignation to the Chairwoman of the Board within five business days following the certification of the stockholder vote. The Nominating and Corporate Governance Committee will consider any such tendered resignation and will make a recommendation to the Board concerning the acceptance or rejection of such resignation within 60 days following the date of the stockholders’ meeting. The Board will determine whether to accept or reject the resignation within 30 days after its receipt of the Committee’s recommendation, and we will publicly disclose the Board’s decision and, if applicable, the reasons for rejecting the tendered resignation, in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Board’s decision is made.
Code of Ethics
We have adopted a code of business conduct and ethics (“Code of Ethics”) that applies to all of our directors and employees. We will provide a copy of the Code of Ethics to any person without charge, upon request. Requests for a copy of the Code of Ethics may be made in writing addressed to: Chief Legal Officer, Overstock.com, Inc., 799 W. Coliseum Way, Midvale, Utah 84047. The Code of Ethics is also available on the Company’s website at http://investors.overstock.com/corporate-governance/highlights.
Policies and Procedures Regarding Related Party Transactions
The Board has established a written policy and procedures for the review and approval or ratification of related party transactions. Under the Board’s policy, any related party transaction that would be required to be disclosed pursuant to Item 404 of Regulation S-K is subject to the prior approval of the Audit Committee unless prior approval is not feasible, in which case the transaction is required to be considered at the Audit Committee’s next meeting and, if the Audit Committee determines it to be appropriate, may be ratified at that meeting. In determining whether to approve or ratify a related party transaction, the Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person’s interest in the transaction. No member of the Audit Committee may participate in any approval or ratification of a related party transaction in which such member is a related person, other than to provide the Audit Committee with all material information regarding the transaction, including information regarding the extent of the member’s interest in the transaction, except that the Audit Committee may allow one or more members to participate in any approval or ratification of a related party transaction or potential related party transaction in which such member(s) is or may be a related person if the Audit Committee determines that doing so is in the best interests of the Company and its stockholders and informs the Board of any such approval. If a related party transaction will be ongoing, the Audit Committee may establish guidelines or other parameters or conditions relating to our participation in the transaction. The Audit Committee may from time to time pre-approve types or categories of transactions by related persons.
2023 Proxy Statement | 31

The Board / Information Regarding Director Nominees and Other Directors
Information Regarding Director Nominees and Other Directors
Set forth below is certain information regarding the nominees for election and all other directors of Overstock whose term of office continues after the Annual Meeting.
Class III Directors and Nominees for Election Terms Expiring in 2026
Age: 60 Director since: 2002 (Chairwoman since 2017) Committee Memberships: Audit (Chairwoman)
Allison H. Abraham
Ms. Allison H. Abraham was appointed Chairwoman of Overstock’s Board in 2017 and has served as a director of Overstock since 2002. Ms. Abraham is the Founder, President, and director of The Newton School, a private, non-profit K-8 school located in Sterling, Virginia, established in 2009. Ms. Abraham also served as an independent director for Nebraska Book Company from 2012 to 2015, and was a board member at Precision Imaging, a private medical service company, from 2003-2016. Ms. Abraham managed her own consulting business from 2001 to 2008. Previously, Ms. Abraham served as President and as a director of LifeMinders. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage and was President, Chief Operating Officer and a director of Shoppers Express. From 1992 to 1996, Ms. Abraham held marketing and management positions at Ameritech Corporation, and American Express Travel Related Services prior to that. Ms. Abraham holds a Bachelor of Arts Degree in Economics from Tufts University and a Master’s Degree of Business Administration from the Darden School at the University of Virginia. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Abraham should serve as a director considering our business and structure were Ms. Abraham’s substantial marketing and management experience running online and offline companies, including LifeMinders, iVillage, Shoppers Express, Ameritech and American Express, and her previous governance experience as a director.

As a result of the above and other experiences, Ms. Abraham possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, customer experience, finance or accounting, technology, strategic planning, ESG understanding, retail or online sales growth, business transformation, and human capital management.

Age: 50 Director since: 2020 Committee Memberships: Audit
William B. Nettles, Jr.
Mr. William B. Nettles, Jr. has served as a director of Overstock since June 2020. Mr. Nettles is the Co-Founder and Managing Partner of Invictus Growth Partners, a private equity firm that invests in and advises technology companies. He is also a founder and on the board of directors of Advanced Mobile Payments, a payment technology solutions company located in Newport Beach, CA. Prior to Invictus Growth Partners, Mr. Nettles has held various leadership roles at different companies, including Executive Vice President of Sungevity, based in Oakland, CA, Director of Investments at Pan African Investments (PIC), a New York City-based private investment firm, VP and Head of Corporate Development and Investor Relations at VeriFone and later the GM of the Middle East and Africa at VeriFone, and Corporate Development executive at Lycos. Mr. Nettles began his career at Credit Suisse, where he was an investment banker, focused on mergers, acquisitions, equity and debt financings. Mr. Nettles graduated from the University of California at Berkeley where he received a B.S. in Business Administration. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Nettles should serve as a director considering our business and structure were Mr. Nettles’ substantial business investment and technology experience.

As a result of the above and other experiences, Mr. Nettles possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, finance or accounting, technology, strategic planning, business transformation, and human capital management.

32 | 2023 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors
Class I Directors (Terms Expiring in 2024)
Age: 56 Director since: 2007 Committee Memberships: Nominating and Corporate Governance, Compensation (Chairman)
Barclay F. Corbus
Mr. Barclay F. Corbus has served as a director of Overstock since March 2007. He also served on the board of directors of tZERO and Medici Ventures until April 2021. Mr. Corbus has served as Senior Vice President of Clean Energy Fuels Corp. (NASDAQ:CLNE), a provider of renewable fuel for vehicles, with responsibility for strategic development and renewable fuel project development, since September 2007. He served as Co-CEO of WR Hambrecht + Co., an investment banking firm, from July 2004 to September 2007, and prior to that date served in other executive positions with WR Hambrecht + Co. Prior to joining WR Hambrecht + Co. in March 1999, Mr. Corbus was in the investment banking group at Donaldson, Lufkin and Jenrette. Mr. Corbus graduated from Dartmouth College with a Bachelor of Arts Degree in Government and has a Master’s Degree of Business Administration in Finance from Columbia Business School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Corbus should serve as a director considering our business and structure were his substantial experience in finance, management, and strategic planning, and his experience analyzing and evaluating corporate business plans, capital structures and needs, and debt, equity and hybrid financing alternatives resulting from his work for Clean Energy Fuels Corp., WR Hambrecht + Co., and Donaldson, Lufkin and Jenrette.

As a result of the above and other experiences, Mr. Corbus possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, global or international business, strategic planning, environmental sustainability, and business transformation.

Age: 57 Director since: 2013 Committee Memberships: N/A
Jonathan E. Johnson III
Mr. Jonathan E. Johnson III joined Overstock in September 2002 and has served as a Director since May 2013. Mr. Johnson has served as Overstock’s Chief Executive Officer since September 2019. He previously served as Chairman of the Board from 2014 to 2017, transitioning to the position after serving five years as the Company’s President, and later as the Executive Vice Chairman of the Board. Mr. Johnson joined Overstock in 2002 as the Company’s General Counsel and has held various business and legal positions within the Company. From 2016 to 2021, Mr. Johnson served as president of Medici Ventures, a former Overstock subsidiary, which has since been converted to a limited partnership. He also served on the board of directors of Medici Ventures, was chairman of the board of directors of tZERO, and served on the board of directors of Medici Ventures portfolio companies Bitt, FinClusive, GrainChain, PeerNova, MLG, and Voatz, in each case until April 2021. Since February 2022, Mr. Johnson has served on the board of directors of The J.M. Smucker Co. (NYSE:SJM) and also currently serves on its compensation and people committee. Prior to joining Overstock, Mr. Johnson was with TenFold Corporation in various positions, including Chief Financial Officer and General Counsel. Before that, he practiced corporate law in Los Angeles with two international law firms (Graham & James and Milbank, Tweed, Hadley & McCloy) and served as a judicial clerk at the Utah Supreme Court and Utah Court of Appeals. Mr. Johnson received a Bachelor’s Degree in Japanese from Brigham Young University, studied at Osaka University of Foreign Studies in Japan, and received his juris doctor degree from the J. Reuben Clark Law School at Brigham Young University. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Johnson should serve as a director considering our business and structure were his experience as our General Counsel, as our Vice President, Strategic Projects and Legal, as our Senior Vice President, Corporate Affairs, as our President, and as our Chief Executive Officer.

As a result of the above and other experiences, Mr. Johnson possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, merchandising, customer experience, finance or accounting, legal or risk management, regulatory or government, technology, global or international business, strategic planning, environmental sustainability, ESG understanding, retail or online sales growth, business transformation, and human capital management.

2023 Proxy Statement | 33

The Board / Information Regarding Director Nominees and Other Directors
Age: 47 Director since: March 2023 Committee Memberships: None
Joanna C. Burkey
Ms. Joanna C. Burkey has served as a director of Overstock since March 2023. Ms. Burkey has served as the Chief Information Security Officer for HP Inc. (NYSE: HPQ) since April 2020. In this role, she and her team have responsibility for HP’s global cybersecurity operations, strategy/architecture and business alignment. Prior to her current position, she served as the Global Head, Cyber Defense and Deputy Chief Cybersecurity Officer of Siemens AG from September 2018 to April 2020. From April 2016 to September 2018, she served as Chief Information Services Officer, Region Americas of Siemens AG. Ms. Burkey is also currently a member of the board of directors of ReliabilityFirst Corporation. Ms. Burkey holds a BS in Computer Science from Angelo State University. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Burkey should serve as a director considering our business and structure were Ms. Burkey’s 25-year career in cybersecurity across a broad variety of roles, including software engineering, product strategy and security research.

As a result of the above and other experiences, Ms. Burkey possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, legal or risk management, regulatory or government, technology, information security, global or international business, strategic planning, ESG understanding, and business transformation.

Class II Directors (Terms Expiring in 2025)
Age: 74 Director since: 2007 Committee Memberships: Nominating and Corporate Governance (Chairman), Compensation
Joseph J. Tabacco, Jr.
Mr. Joseph J. Tabacco, Jr. has served as a director of Overstock since June 2007. For more than the last five years Mr. Tabacco was the founding partner and has served as managing partner of the San Francisco office of Berman Tabacco. A 1974 honors graduate of George Washington University School of Law, Mr. Tabacco litigates antitrust, securities fraud, commercial high tech, and intellectual property matters. Since entering private practice in the early 1980s, Mr. Tabacco has served as trial or lead counsel in numerous antitrust and securities cases. Prior to 1981, Mr. Tabacco served as senior trial attorney for the U.S. Department of Justice, Antitrust Division. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Mr. Tabacco should serve as a director considering our business and structure were his experience and leadership in securities and shareholder matters, his experience and leadership in litigation, and his experience managing his law firm.

As a result of the above and other experiences, Mr. Tabacco possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, finance or accounting, legal or risk management, and ESG understanding.

34 | 2023 Proxy Statement

The Board / Information Regarding Director Nominees and Other Directors
Age: 74 Director since: 2020 Committee Memberships: Audit
Dr. Robert J. Shapiro
Dr. Robert J. Shapiro has served as a director of Overstock since February 2020. Dr. Shapiro previously served as a member of the board of directors of Medici Ventures, our former wholly-owned subsidiary, until April 2021 and previously served on the board of directors of MLG, a Medici Ventures portfolio company. Dr. Shapiro is the chairman and founder of Sonecon, LLC, a private consultancy firm he founded in 2001 that advises the U.S. government, U.S. and foreign businesses, and non-profit organizations on economic matters. He has advised three U.S. presidents, numerous U.S. senators and representatives, members of the Clinton, Bush and Obama cabinets, foreign government officials, executives at Fortune 100 companies, and non-profit organizations. Dr. Shapiro is also a senior fellow of the Georgetown University Center for Business and Public Policy, director of the NDN Center on Globalization, and a member of the advisory boards of Cote Capital, the Carbon Pricing Initiative, and Civil Rights Defenders. From 1997 to 2001, he was U.S. Under Secretary of Commerce for Economic Affairs. Prior to that, he was co-founder and vice president of the Progressive Policy Institute and, before that, the legislative director and economic counsel to Senator Daniel P. Moynihan. Dr. Shapiro also served as the principal economic advisor to Bill Clinton in his 1991-92 campaign, a senior economic advisor to Hilary Rodham Clinton in 2016, and advised the presidential campaigns of Joseph Biden, Barack Obama, John Kerry, and Al Gore. He has been a fellow of Harvard University, the Brookings Institution, the National Bureau of Economic Research, and the Fugitsu Institute. He holds a Ph.D. and M.A. from Harvard University, a M.Sc. from the London School of Economics and Political Science, and an A.B. from the University of Chicago. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Dr. Shapiro should serve as a director considering our business and structure were his experience with foreign businesses, governments, and economics.

As a result of the above and other experiences, Dr. Shapiro possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, customer experience, finance or accounting, regulatory or government, technology, global or international business, strategic planning, and environmental sustainability.

Age: 51 Director since: 2020 Committee Memberships: Nominating and Corporate Governance, Compensation
Barbara H. Messing
Ms. Barbara H. Messing has served as a director of Overstock since August 2020. Ms. Messing is the Chief Marketing and Employee Experience Officer for Roblox (NYSE:RBLX). Prior to Roblox, Ms. Messing held the role of Senior Vice President, Chief Marketing Officer (“CMO”) for Walmart Inc. from 2018 to 2019. Prior to joining Walmart, she served as the Senior Vice President, CMO, of TripAdvisor, Inc. where she worked from 2011 to 2018. Prior to that she served in several management positions at Hotwire.com between 2002 and 2011, including Vice President of Customer Experience, and Vice President and General Manager, Travel Ticker. Ms. Messing is currently also a director on the board of Vacasa, Inc. (NASDAQ:VCSA). She has previously served on the board of directors of Diamond Resorts from 2020-2021, Mashable, Inc. from 2014-2017 and of XO Group, Inc. from 2014-2018. Ms. Messing received her Bachelor of Arts degree from Northwestern University and her Juris Doctorate from Stanford Law School. The specific experience, qualifications, attributes, and skills that led the Board to conclude that Ms. Messing should serve as a director considering our business and structure were her extensive marketing and on-line retail experience, including her roles of Chief Marketing and Employee Experience Officer at Roblox, CMO with Walmart, and CMO with TripAdvisor, and her experience with Hotwire.com and Travel Ticker.

As a result of the above and other experiences, Ms. Messing possesses particular knowledge, skill or experience in a number of key skills and other areas that strengthen the Board’s collective knowledge, experience, and capabilities, including but not limited to senior leadership, marketing or brand management, merchandising, customer experience, technology, global or international business, strategic planning, retail or online sales growth, business transformation, and human capital management.

2023 Proxy Statement | 35

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2022 were Barclay F. Corbus, Barbara H. Messing, and Joseph J. Tabacco, Jr. During 2022:
•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;
•	none of the members of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K; and
•
none of the Company’s executive officers served on the Compensation Committee (or other Board committee performing equivalent functions), or as a member of the board of directors of another entity, one of whose executive officers served on our Board or Compensation Committee (or other Board committee performing equivalent functions).

36 | 2023 Proxy Statement

Compensation Discussion and Analysis
Introduction
Our NEOs for fiscal year ending December 31, 2022 include our Chief Executive Officer (“CEO”), who is also our Principal Executive Officer (“PEO”), and four non-PEO NEOs, as determined in accordance with Item 402 of Regulation S-K; our NEOs are as follows:
Name	Principal Position	Designation
Jonathan E. Johnson III	Chief Executive Officer and Director	PEO; NEO
Adrianne B. Lee	Chief Financial Officer	Non-PEO; NEO
David J. Nielsen	President	Non-PEO; NEO
Angela Hsu	Chief Marketing Officer	Non-PEO; NEO
Joel G. Weight	Chief Technology Officer	Non-PEO; NEO
The Compensation Committee administers our executive compensation program. The Compensation Committee, which consists entirely of independent directors, is responsible for reviewing and approving our compensation policies, for reviewing and approving all forms of compensation for our executive officers, including our NEOs, for administering our incentive compensation programs, for approving and overseeing the administration of certain employee benefits under our employee benefits programs, and for providing insight and guidance to management with respect to employee compensation and retention generally. Following is a discussion of the objectives and implementation of our executive compensation programs.
The Compensation Committee operates under a charter adopted by the Board. The Compensation Committee periodically reviews the adequacy of its charter and recommends changes to the Board for approval as it considers appropriate. The Compensation Committee meets at scheduled times during the year and acts from time to time by written consent. The Compensation Committee reports on its activities and makes recommendations at meetings with the Board. The Compensation Committee approves executive salaries, approves awards under incentive/bonus plans, and administers the 2005 Plan. The Compensation Committee periodically reviews comparative executive compensation information from other public companies. Additionally, from time to time, the Compensation Committee reviews other human resource issues, including qualified and non-qualified benefits and management performance appraisals and succession planning. During 2022, our CEO and PEO, Jonathan E. Johnson III; our Chief Financial Officer, Adrianne B. Lee; and other executive officers made recommendations and participated in compensation discussions concerning executive officers. The Compensation Committee does not have the power to delegate any of its authority to any other person. Our CEO does not participate in any Compensation Committee deliberations regarding his compensation.
2020 Say on Pay Vote and 2017 Say on Frequency Vote
At the 2020 annual stockholders meeting our stockholders voted, on an advisory basis, to approve our executive compensation. The Compensation Committee was aware of the results of the advisory vote when it made 2021 and 2022 compensation decisions, but its awareness of the advisory vote did not affect the Committee’s decisions. The say on pay vote is advisory and, therefore, not binding on the Board or on the Company; however, because our stockholders will vote again, on an advisory basis, at the Annual Meeting on whether to approve our executive compensation, the Compensation Committee intends to consider the results of the 2023 Say on Pay Vote in future compensation decisions.
At the 2017 annual stockholders meeting our stockholders voted, on an advisory basis, to approve the Board’s recommendation that future advisory votes regarding our executive compensation be held once every three years. The say on frequency vote is advisory and, therefore, not binding on the Board or on the Company; however, we determined to follow the stockholder vote, and the current frequency of the say on pay vote is once every three years. Because our stockholders will vote again, on an advisory basis, at the Annual Meeting on the frequency of future say on pay votes, the Compensation Committee intends to consider the results of the 2023 Say on Frequency Vote in determining the frequency of future advisory votes regarding our executive compensation. The Board has recommended that the frequency of future advisory votes regarding our executive compensation be changed to every year to allow shareholders the opportunity to communicate their opinion on our executive compensation more frequently.
2023 Proxy Statement | 37

Compensation Discussion and Analysis / Compensation Objectives
Compensation Objectives
Our executive compensation programs seek to attract and retain highly competent executive management who will build long-term economic value for the Company. Our general compensation philosophy for our executives is that our executives’ cash compensation should generally be at levels that are sufficient to retain the services of the executives, but that our executives’ opportunities for more significant compensation should be tied closely to our performance.
The objectives of our executive compensation plans and programs are to:
•	Increase the long-term economic value of the Company;
•	Retain senior executives; and
•	Deliver the total executive compensation package in a cost-effective manner.
Our executive compensation policy is designed to reward decisions and actions that have a positive effect on our financial performance and create shareholder value while balancing short-term and long-term goals. Since 2008 our approach to equity awards has been to make an annual grant of RSUs in an effort to create an equity awards system that will attract and retain key talent while having long-term motivational effects tied directly to delivering against financial targets and creating shareholder value, subject to compliance with the vesting requirements. The Compensation Committee believes that annual RSU grants, with multi-year vesting requirements, made over a number of years, should have the desired effect of providing appropriate incentives tied to the market price of the stock over a long period of time, without encouraging short-term or inappropriate management decisions.
In 2022, our NEOs were not eligible to participate in any bonus plan and none of our NEOs received an individual bonus except for Ms. Hsu, who received a one-time sign-on bonus of $50,000 on April 15, 2022 shortly after joining our Company.
During 2022, the Compensation Committee adjusted the base salaries of certain executive officers, including certain NEOs, which are set forth below in Elements of Compensation. The Compensation Committee made adjustments to base salaries in consideration of individual contributions, market data, and other information provided by Mercer (US) Inc. (“Mercer”).
The accounting and tax treatment of forms of compensation generally do not affect the Compensation Committee’s compensation decisions.
Employment Agreements
In April of 2020, we entered into Executive Retention Agreements with certain executive officers, including Jonathan E. Johnson III, our Chief Executive Officer and a member of our Board; Adrianne B. Lee, our Chief Financial Officer; David J. Nielsen, our President; and Joel G. Weight, our Chief Technology Officer. We also entered into an Executive Retention Agreement with Angela Hsu, our Chief Marketing Officer, when she was hired. Pursuant to these Retention Agreements, in consideration of the executive’s continued rendering of services to us, we agreed that, in connection with the executive’s termination from the Company that is neither voluntary nor for cause, we would (i) pay the executive a severance amount equal to a lump sum cash payment computed by taking the executive’s monthly rate of pay and multiplying it by the number of years of service completed at signing of the Retention Agreement, but not greater than six months’ or less than two months’ worth of monthly pay; on each January 1 after the date of signing the Retention Agreement, the six-month cap would increase by one month, but in no event would ever be greater than twelve months; and (ii) accelerate the vesting of unvested equity awards which would have otherwise vested during a specified post-termination time period, the length of which is determined by using one month for each year of service completed at signing of the Retention Agreement, but not greater than six months or less than two months; on each January 1 after the date of signing the Retention Agreement, the six-month cap would increase by one month, but in no event would ever be greater than twelve months.
In March 2023, we adopted the Overstock.com, Inc. Key Employee Severance Plan (the “Severance Plan”), which supersedes and replaces the Executive Retention Agreements. The Severance Plan is described in further detail below under “Compensation Discussion and Analysis—Severance and Change in Control Arrangements.”
Retirement Benefits
We do not offer any pension plan or other retirement benefits except a 401(k) plan and a nonqualified deferred compensation plan for senior management. As of December 31, 2022, none of our NEOs had any amounts deferred under the Deferred Compensation Plan (as defined below) except Mr. Johnson.
38 | 2023 Proxy Statement

Compensation Discussion and Analysis / Role of Compensation Consultants
Role of Compensation Consultants
The Compensation Committee has sole discretion, at Company expense, to retain and terminate compensation consultants, independent legal counsel, or other advisors, including sole authority to approve their fees and retention terms. In August 2021, the Compensation Committee engaged Mercer as its independent compensation consultant. Mercer reported directly to the Compensation Committee and performed services as directed by the Committee. In January 2022, Mercer (i) reviewed our comparator group companies, the compensation of our CEO and the other NEOs; and (ii) provided current market data to complement the executive compensation program design and competitive pay analysis. During 2022, the Compensation Committee engaged Mercer as its independent compensation consultant to perform an analysis of executive compensation for 2023.
Peer Group Benchmarking
As part of its annual review in setting 2022 compensation, including compensation of our NEOs, the Compensation Committee engaged an independent compensation consultant, Mercer, to evaluate the Company’s executive compensation program against market practice. In setting executive pay levels and designing our pay program, the Compensation Committee considered the compensation programs of a group of peer companies in relevant sectors of the internet retail and direct marketing industries. The Company also used recent surveys for similarly sized entities to supplement the peer group data for our competitive analyses.
As part of the compensation review process, the Compensation Committee asked Mercer to identify peers for 2022. Based on the input from Mercer and management, the Compensation Committee concluded that the below 19 companies were appropriate to inform executive pay decisions for 2022. The Compensation Committee reviewed market information on base salaries and short- and long-term incentives for these 19 peers. The peer group is referenced for guidance in setting base salaries, total cash, and total direct compensation for our executives.
Peer Group
The peer group consists of 19 publicly traded companies in adjacent or similar industries as Overstock: internet and direct marketing, home furnishings, general merchandise, personal products, computer and electronics retail, and specialize consumer services. Business model, operations, and size are considered when selecting peers. As are quality and availability of data.
As of the date of the peer group analysis, Overstock positioned at the 65th percentile in trailing twelve months revenue; at the 68th percentile in fiscal year end revenue, and at the 56th percentile in market capitalization.
2022 Peer Group
Internet and Direct Marketing Retail	Home Furnishing Retail and General Merchandise
1-800-FLOWERS.COM, Inc.	Big Lots, Inc.
Chewy, Inc.	Conn’s Inc.
ContextLogic Inc.	Floor & Décor Holdings, Inc.
DoorDash, Inc.	iRobot Corporation
Etsy, Inc.	La-Z-Boy Incorporated
Groupon, Inc.	Nu Skin Enterprises, Inc.
Lands’ End, Inc.	Ollie’s Bargain Outlet Holdings, Inc.
Stitch Fix, Inc.	RH
Sleep Number Corporation
USANA Health Sciences, Inc.
Vivint Smart Home, Inc.
Based on Mercer’s recommendation, the Compensation Committee used the same peer group for determining 2023 pay, excluding four companies that are no longer similar in size and/or business model to Overstock: DoorDash, Inc., Chewy, Inc., Groupon, Inc., and Conn’s Inc.
2023 Proxy Statement | 39

Compensation Discussion and Analysis / Elements of Compensation
Elements of Compensation
The elements of total compensation for which our NEOs were generally eligible during 2022 were as follows:
•	Base salary (in which we include payments for paid time off, holiday pay, and Company holidays);
•	Individual bonuses;
•	Awards under our 2005 Plan;
•	Matching contributions under our 401(k) plan;
•	Benefits under our health, welfare and supplemental disability benefits plans;
•	Benefits under our nonqualified deferred compensation plan; and
•	Service awards for reaching five, ten, fifteen or twenty years of service to the Company, which may include gross up payments to compensate for the taxes on those awards.
Each of these elements is discussed below.
Our CEO. In 2019, Jonathan E. Johnson III was appointed CEO of the Company. As CEO, in 2022, Mr. Johnson had a base salary of $875,000. Mr. Johnson also received 401(k) matching contributions of $16,766; had imputed income for group term life insurance in the amount of $7,482; had premiums paid by the Company for supplemental disability insurance in the amount of $4,398; had Utah State bar dues paid by the Company in the amount of $434; and had California State bar dues paid by the Company in the amount of $475; and a gift card in the amount of $250 and a service award in the amount of $5,000, for his 20 years of service.
Base Salary. The base salaries of the NEOs are reviewed by the Compensation Committee annually. On January 21, 2022, the Compensation Committee met to set 2022 salaries for our executive officers, including our NEOs. In setting the executive officer salaries the Compensation Committee reviewed market data provided by Mercer and considered the individual efforts and contributions of each executive officer. Salaries for certain NEOs were changed in 2022 from their 2021 salaries as follows: Jonathan E. Johnson III’s salary was increased from $825,000 to $875,000 due to his efforts and to better align his pay with market data provided by Mercer. Adrianne B. Lee’s salary was increased from $425,000 to $500,000 in consideration of her individual contribution in 2021 and market data provided by Mercer; David J. Nielsen’s salary was increased from $550,000 to $575,000 in consideration of his individual contribution in 2021 and market data provided by Mercer; and Joel G. Weight’s salary was increased from $325,000 to $350,000 in consideration of his individual contribution in 2021 and market data provided by Mercer.
2022 Individual Bonus Payments. In 2022, none of our NEOs were eligible to participate in any bonus plan. However, one NEO, Ms. Hsu, received a one-time sign-on bonus of $50,000 on April 15, 2022 shortly after joining our Company.
As of the Record Date, no individual bonuses had been given to any NEO in 2023 for their 2022 efforts.
2005 Plan. We provide long-term incentive compensation opportunities to our key employees, including the NEOs, through the use of equity awards under our 2005 Plan, the terms of which are more fully described in “Proposal 5—Vote to Approve an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan”.
Since 2008 the only type of award we have granted under the 2005 Plan has been RSUs. The Compensation Committee determines the number of RSUs to be granted to key employees, including NEOs, based on a recommendation of management including the active participation during 2022 of the CEO, by determining the aggregate amount the Compensation Committee considers appropriate for the entire group and allocating the awards on the basis of management’s recommendation and the Compensation Committee’s subjective views of the relative ability of key employees or groups of key employees to make positive contributions to the Company. The Compensation Committee generally makes equity grants to key employees, including NEOs, annually at a regularly scheduled Compensation Committee meeting typically held in late January or early February of each year. In 2022, the Compensation Committee made these regular equity grants on January 21, 2022. We have not otherwise adopted any specific policy regarding the amount or timing of any stock-based compensation for employees under the 2005 Plan, although the aggregate amount of the equity grants to employees in recent years has generally been a number of shares approximately equal to 1-2% of the number of shares outstanding, and the annual grant typically occurs during the first half of the year. We have never backdated or repriced options or any other equity award. The aggregate grant date fair value of equity-based awards is set forth in the Summary Compensation Table. Information concerning the number of RSUs held by each NEO as of December 31, 2022 under the 2005 Plan is set forth in the Outstanding Equity Awards at Fiscal Year-End Table. The annual RSU grants to our NEOs have historically been the most significant incentive compensation arrangement we utilize.
40 | 2023 Proxy Statement

Compensation Discussion and Analysis / Elements of Compensation
401(k) Plan. We maintain a 401(k) plan, which is available for participation by all of our employees, including our NEOs, on a non-discriminatory basis. During 2022 we made 100% matching contributions on the first 6% of eligible compensation, both base and bonus compensation, deferred by eligible employees. Employee contributions vest immediately. We did not make any profit- sharing contributions in 2022. The amounts of the matching contributions to our NEOs are included in the “All Other Compensation” column of the Summary Compensation Table.
Health and Welfare Benefits. We provide health, life and disability insurance and other employee benefits programs to our employees, including our NEOs. We also provide supplemental disability insurance for our senior management team members, including the NEOs. Except for the supplemental disability insurance, our employee benefits plans are provided on a non-discriminatory basis. The amounts of the supplemental disability insurance premium payments we make for the benefit of our NEOs are included in the “All Other Compensation” column of the Summary Compensation Table. Every year, our senior management team members review and update our health and welfare benefits to remain competitive in the markets where our employees reside.
Nonqualified Deferred Compensation Plan. We have a nonqualified deferred compensation plan for senior management (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans. Participants are permitted to select from a limited number of investment alternatives available under the Deferred Compensation Plan. Under the terms of the Deferred Compensation Plan, eligible members of senior management, including the NEOs, may defer receipt of their compensation, including up to 50% of their salaries and up to 90% of their bonuses. In addition, we may, though we have no obligation to, make discretionary contributions on behalf of a participant in the Deferred Compensation Plan, in such form and amount as we deem appropriate. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO. In 2022, Mr. Johnson was the only NEO who participated in the Deferred Compensation Plan.
Service Awards. We pay service awards to all employees, including NEOs, for reaching certain milestones for their years of service. Although these awards are primarily ceremonial, we believe that loyalty to the Company and length of service deserve recognition. We therefore provide the following employee service awards:
•	after five years of service—we provide a $250 Company gift card;
•	after ten years of service—we provide a $250 Company gift card plus $1,000 cash with a gross up to compensate the employee for taxes on the award;
•	after fifteen years of service—we provide a $250 Company gift card plus we allow the employee to take a one-month sabbatical with pay; and
•	after twenty years of service—we provide a $250 Company gift card plus $5,000.
In 2022, certain NEOs received service awards. Mr. Johnson received a $250 Company gift card plus $5,000 for his twenty years of service to the Company. Mr. Nielsen received a $250 Company gift card plus $1,000 cash with a gross up of $766 to compensate him for taxes on the award for his ten years of service to the Company.
Why We Pay these Elements of Compensation; How We Determine the Amounts; and Interrelationships of these Elements. The main elements of compensation potentially available to our NEOs (other than our Chief Executive Officer) for 2022 were base salary and RSU grants, with the possibility of bonus payments for individual performance. The three elements operate independently of one another. The Compensation Committee periodically considers the value of each component and the total value of the compensation package being provided to each of the NEOs, and the history of each officer’s compensation package. The base salaries we paid the NEOs during 2022 were paid to retain the services of those executives.
The Compensation Committee granted RSUs to our NEOs and other key employees on January 21, 2022 to provide long-term incentive compensation tied directly to the price of the Company’s stock. The grants were intended to have a retention effect, as they vest in equal annual increments over a three-year period. They were also intended to provide reasonable incentives to achieve financial goals and deliver shareholder value tied to the price of the Company’s stock, which the Compensation Committee believes to be in the best interests of stockholders generally. In approving the January 21, 2022 grants the Compensation Committee considered individual contributions, and the market data and recommendations provided by the third party compensation consultant.
The Compensation Committee sometimes approves individual bonus payments as rewards for extraordinary efforts. The bonus payments to our NEOs during 2022 are described above under “2022 Individual Bonus Payments.”
We provide the 401(k) plan and the health and welfare benefits to help make our overall compensation packages and work environment more attractive to all our employees, including our NEOs.
2023 Proxy Statement | 41

Compensation Discussion and Analysis / Executive Compensation Action Taken After Year-End
Risks of Our Compensation Policies and Practices. We periodically analyze and evaluate risks arising from our compensation policies and practices and we have concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.
Executive Compensation Action Taken After Year-End
The Compensation Committee took action relating to 2022 compensation of one or more NEOs after December 31, 2022.
On January 23, 2023, the Compensation Committee set 2023 salaries and made RSU grants to our executive officers, including our NEOs, based upon individual contribution, and market data, analysis, and recommendations of the Compensation Committee’s independent compensation consultant, Mercer.
The Compensation Committee has not approved any 2023 bonus plan in which our NEOs would be eligible to participate, but NEOs can receive bonuses as a reward for extraordinary efforts. Below are the 2023 salaries, bonuses and RSU grants provided to our NEOs.
Name	2023 Salary	2023 Bonus for 2022 Efforts	Restricted Stock Unit Grant (1)
Jonathan E. Johnson III	$875,000	—	161,725
Adrianne B. Lee	$600,000	—	62,893
David J. Nielsen	$600,000	—	62,893
Angela Hsu	$385,000	—	22,462
Joel G. Weight	$365,000	—	33,693
(1)
RSU grants are made pursuant to the Company’s 2005 Plan and will vest in three equal annual increments after the January 23, 2023 grant date. Figures shown are the number of units/shares. The shares had a value of $22.26 per share at the close of business on January 23, 2023.

Timing of Equity Awards
The Compensation Committee did not grant any stock options under the 2005 Plan to any of our NEOs during 2022. We do not have any program, plan, or practice to time option grants, RSU awards or any other equity awards to our NEOs or to any other employee in coordination with the release of material non-public information. The Company’s Board normally schedules its regular meetings at least a year in advance. Meetings of the Compensation Committee are generally held in connection with the regularly scheduled Board meetings. The meetings are scheduled to meet a number of different timing objectives, including the review of financial results and the review of press releases and filings containing financial results. The Compensation Committee may approve equity awards shortly before or after the public release of financial results or other material information because the Compensation Committee holds its meetings in connection with the Board meetings, not because of a program, plan, or practice to time option grants or other equity awards. We also do not set the grant date of any equity awards to new executives in coordination with the release of material non-public information, and we have not timed, and do not plan to time, the release of material non-public information for the purpose of affecting the value of executive compensation.
Severance and Change in Control Arrangements
As noted above under “Compensation Discussion and Analysis—Employment Agreements,” we previously entered into Executive Retention Agreements with certain executives, including all our NEOs. On March 22, 2023, our Compensation Committee, as part of its ongoing review of our executive compensation and retention programs, approved the Severance Plan and on March 22, 2023, the Board ratified the Compensation Committee’s approval of the Severance Plan. The Severance Plan provides for severance payments and benefits to certain eligible employees, including our NEOs, and supersedes and replaces the Executive Retention Agreements effective March 22, 2023.
Under the terms of the Severance Plan, in the event that a participant experiences a Termination Without Cause (as defined in the Severance Plan) that is not a Change in Control Termination (as defined below), the participant will receive, subject to his or her satisfaction of the conditions to severance described below:
(i)
a lump sum severance payment equal to a number of months of his or her base salary, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and up to 24 months for “Tier 1” participants),

42 | 2023 Proxy Statement

Compensation Discussion and Analysis / Security Ownership Requirements
(ii)
payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants, up to 12 months for “Tier 2” participants, and 18 months for “Tier 1” participants), and

(iii)
additional vesting acceleration for the participant’s then outstanding and unvested equity awards that are subject to service-based vesting, which varies based on the participant’s designated employment tier (up to 12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and 18 months for “Tier 1” participants).

In addition, in the event that a participant experiences a Termination Without Cause or resigns for Good Reason within twelve (12) months after a Change in Control (as defined in the Severance Plan) (a “Change in Control Termination”), the participant will receive, subject to his or her satisfaction of the conditions to severance described below,
(i)
a lump sum severance amount equal to a number of months of his or her base salary plus his or her target annual bonus opportunity, which number of months varies based on the participant’s designated employment tier (12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and 24 months for “Tier 1” participants),

(ii)
payment of the premiums for the participant’s continued post-termination health insurance coverage or continued coverage under the Company’s health insurance plans, which varies based on the participant’s designated employment tier (12 months for “Tier 3” participants, 12 months for “Tier 2” participants, and 18 months for “Tier 1” participants), and

(iii)
such vesting acceleration of each of the participant’s then outstanding and unvested equity awards as may be provided for under the Company’s 2005 Plan or any future equity incentive plan of the Company.

As a condition to a participant’s receipt of payments or benefits under the Severance Plan, the participant must execute and not revoke a general waiver and release of all claims against the Company. If the payments or benefits payable under the Severance Plan would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced if such reduction would result in a higher net after tax benefit to the participant.
Other than those rights offered by the Executive Retention Agreements (through March 21, 2023) and the Severance Plan (from March 22, 2023 forward), none of our NEOs has any contractual right to any severance or change in control payments under any employment or severance agreement, although we do sometimes make severance payments on a case-by-case basis. None of our NEOs received any severance payments in 2022.
Our executive officers hold RSUs issued under our 2005 Plan, and the vesting of such awards may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the holder within a period of time after a change of control has occurred. The 2005 Plan provides that if a merger or change of control (as defined in the plan) occurs, outstanding awards will be assumed by the successor or an equivalent award will be substituted, or the award will vest and the participant will have the right to exercise the award. The 2005 Plan also provides that the Board has the power to modify any outstanding awards at any time, by accelerating vesting or otherwise.
In addition, as described above, our Deferred Compensation Plan allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO, and at December 31, 2022, none of our NEOs except for Mr. Johnson had any funds in the Deferred Compensation Plan.
Security Ownership Requirements
In January 2023, our Nominating and Corporate Governance Committee adopted stock ownership guidelines for our senior executive officers and non-employee directors, which are designed to closely link their interests with those of our stockholders. These guidelines provide that, within five years of adoption of the policy (or by January 23, 2028):
•	our Chief Executive Officer must own stock with a value of six times their base salary;
2023 Proxy Statement | 43

Compensation Discussion and Analysis / Hedging Policy
•	each other senior executive officer, including our other NEOs, must own stock with a value of three times their base salary; and
•	each non-employee director must own stock with a value of three times their annual cash compensation for service on our Board.
Senior executive officers and non-employee directors who join our Company in the future will be required to meet the applicable stock ownership requirement within five years of their appointment as an officer or the date they joined our Board.
Hedging Policy
We have a policy prohibiting directors, officers and other employees and members of their immediate families from engaging in short sales of our stock or otherwise engaging in any transaction intended to hedge against or profit from any decrease in the market value of our securities.
44 | 2023 Proxy Statement

Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in the Company’s 2023 Proxy Statement.
Barclay F. Corbus (Chairman)
Joseph J. Tabacco, Jr.
Barbara H. Messing
2023 Proxy Statement | 45

Compensation Tables and Narratives
Compensation Paid to Executive Officers
The following table sets forth information for the three years ended December 31, 2022 concerning the compensation for services in all capacities to the Company and its subsidiaries as of December 31, 2022, of (i) our principal executive officer during 2022, (ii) our principal financial officer during 2022, and (iii) our three most highly compensated executive officers who were serving as such at December 31, 2022 other than our principal executive officer and our principal financial officer. We refer to these individuals throughout this Proxy Statement as the “Named Executive Officers” or “NEOs”.
The material factors necessary to understand the Summary Compensation Table and the Grants of Plan-Based Awards Table below are described above in the Compensation Discussion and Analysis and in the footnotes to the Summary Compensation Table.
Summary Compensation Table
Name & Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	All Other Compensation	Total
Jonathan E. Johnson III (3) Chief Executive Officer and Director (principal executive officer)	2022	$871,154	—	$2,043,000	—	$34,805	$2,948,959
	2021	$812,019	$195,000	$1,770,800	—	$30,093	$2,855,412
				$47,500*
	2020	$629,808	$275,000	$451,500	—	$76,010	$1,527,318
				$95,000*
Adrianne B. Lee (4) Chief Financial Officer (principal financial officer)	2022	$494,231	—	$817,200	—	$24,444	$1,335,875
	2021	$424,616	$140,000	$708,320	—	$22,743	$1,295,679
	2020	$304,616	$210,000	$135,900	—	$48,350	$698,866
David J. Nielsen (5) President	2022	$573,077	—	$817,200	—	$28,634	$1,418,911
	2021	$544,039	$125,000	$885,400	—	$25,527	$1,579,966
	2020	$449,039	$200,000	$361,200	—	$24,848	$1,035,087
Angela Hsu (6) Chief Marketing Officer	2022	$302,885	$50,000	$470,880	—	$18,792	$842,557
Joel G. Weight (7) Chief Technology Officer	2022	$348,077	—	$449,460	—	$23,145	$820,682
	2021	$324,231	$55,000	$531,240	—	$22,588	$933,059
	2020	$300,981	$150,000	$180,600	—	$20,226	$651,807
*
Relates to restricted stock units of tZERO common stock granted pursuant to the tZERO equity plan. Following the completion of the Pelion Transaction in 2021, we deconsolidated tZERO’s consolidated net assets and noncontrolling interest from our consolidated financial statements and results.

(1)	Amounts shown reflect actual salary paid, which may vary slightly from the salary set by the Compensation Committee, due to salary being calculated on a daily rather than annual basis.
(2)
Amounts shown are the aggregate grant date fair value of the awards, determined in accordance with FASB ASC Topic 718 and do not correspond to the actual value that will be realized by the NEOs. Assumptions used in the calculation of these amounts are included in Note 15 to our audited financial statements for fiscal year 2022, which are included in our 2022 Form 10-K.

(3)
Mr. Johnson serves as our principal executive officer. Amounts shown in “All Other Compensation” in 2022 for Mr. Johnson include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $16,766; imputed income for group term life insurance in the amount of $7,482; premiums paid by the Company for supplemental disability insurance in the amount of $4,398; Utah State bar dues paid by the Company in the amount of $434; California State bar dues paid by the Company in the amount of $475; and a gift card in the amount of $250 and a service award in the amount of $5,000, for his 20 years of service.

(4)
Ms. Lee serves as our principal financial officer. Amounts shown in “All Other Compensation” in 2022 for Ms. Lee include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $18,300; imputed income for group term life insurance in the amount of $1,689; premiums paid by the Company for supplemental disability insurance in the amount of $3,615; and cellular phone allowance in the amount of $840.

46 | 2023 Proxy Statement

Compensation Tables and Narratives / Grants of Plan-Based Awards
(5)
Mr. Nielsen serves as our President. Amounts shown in “All Other Compensation” in 2022 for Mr. Nielsen include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $18,300; imputed income for group term life insurance in the amount of $3,025; premiums paid by the Company for supplemental disability insurance in the amount of $4,453; cellular phone allowance in the amount of $840; a gift card in the amount of $250; and a service award in the amount of $1,000 with a $766 gross up for taxes, for his 10 years of service.

(6)
Ms. Hsu serves as our Chief Marketing Officer. Ms. Hsu was given a one-time sign-on bonus of $50,000 on April 15, 2022 when she joined our Company. Amounts shown in “All Other Compensation” in 2022 for Ms. Hsu include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $11,683; imputed income for group term life insurance in the amount of $2,778; premiums paid by the Company for supplemental disability insurance in the amount of $3,652; and cellular phone allowance in the amount of $679. Ms. Hsu was not a NEO during 2020 or 2021; consequently, information for those years is not included.

(7)
Mr. Weight serves as our Chief Technology Officer. Amounts shown in “All Other Compensation” in 2022 for Mr. Weight include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $18,106; imputed income for group term life insurance in the amount of $1,163; premiums paid by the Company for supplemental disability insurance in the amount of $3,221; and cellular phone allowance in the amount of $655. Mr. Weight was not a NEO during 2021; amounts shown in “All Other Compensation” in 2021 for Mr. Weight include 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions), in the amount of $17,400; imputed income for group term life insurance in the amount of $1,070; premiums paid by the Company for supplemental disability insurance in the amount of $1,762; cellular phone allowance in the amount of $600; a gift card in the amount of $250; and a service award in the amount of $1,000 with a $506 gross up for taxes, for his 10 years of service.

Grants of Plan-Based Awards
The following table sets forth information concerning grants of awards pursuant to plans made to the NEOs during the year ended December 31, 2022.
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Equity Awards: Number of Securities Underlying Shares	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (2)
Jonathan E. Johnson III	January 21, 2022	50,000	—	—	$2,043,000
Adrianne B. Lee	January 21, 2022	20,000	—	—	$817,200
David J. Nielsen	January 21, 2022	20,000	—	—	$817,200
Angela Hsu	March 18, 2022	9,000	—	—	$470,880
Joel G. Weight	January 21, 2022	11,000	—	—	$449,460
(1)	Amounts reported relate to RSU grants under our 2005 Plan, which were made on the dates indicated. See “Compensation Discussion and Analysis—Elements of Compensation” above.
(2)
Amounts reported are the grant date fair value of the awards, determined in accordance with FASB ASC Topic 718. The shares with a grant date of January 21, 2022 had a value of $40.86 per share, which is the share price at the close of business on January 21, 2022. The shares with grant date of March 18, 2022 had a value of $52.32 per share, which is the share price at the close of business on March 18, 2022. The awards made pursuant to our 2005 Plan vest in three equal annual increments on the first three anniversaries of the applicable grant date.

2023 Proxy Statement | 47

Compensation Tables and Narratives / Outstanding Equity Awards at Fiscal Year-End
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each NEO as of December 31, 2022.
	Stock Awards (1)
Name	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($) (2)	Award Grant Date
Jonathan E. Johnson III	16,667	$322,673	2/17/2020
	13,334	$258,146	2/4/2021
	50,000	$968,000	1/21/2022
Adrianne B. Lee	10,000	$193,600	4/1/2020
	5,334	$103,266	2/4/2021
	20,000	$387,200	1/21/2022
David J. Nielsen	13,334	$258,146	2/17/2020
	6,667	$129,073	2/4/2021
	20,000	$387,200	1/21/2022
Angela Hsu	9,000	$174,240	3/18/2022
Joel G. Weight	6,667	$129,073	2/17/2020
	4,000	$77,440	2/4/2021
	11,000	$212,960	1/21/2022
(1)
Awards shown in this table consist of RSUs granted under the Company’s 2005 Plan. RSUs awarded during 2022, 2021 and 2020 vest over a three-year period commencing on the date of grant in three equal annual increments.

(2)
Market values for RSU grants have been computed by multiplying the closing market price of Overstock’s stock on December 30, 2022 the last business day before Saturday, December 31, 2022, which was $19.36, by the number of shares or units.

48 | 2023 Proxy Statement

Compensation Tables and Narratives / Option Exercises and Stock Vested in 2022
Option Exercises and Stock Vested in 2022
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the NEOs. There were no stock options exercises in 2022, and the Company has not granted any stock options since fiscal year 2008.
	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vestings (#)	Value Realized on Vestings (2) ($)
Jonathan E. Johnson III	—	—	30,000	$1,351,097
Adrianne B. Lee	—	—	12,666	$562,147
David J. Nielsen	—	—	23,333	$1,045,485
Angela Hsu	—	—	—	—
Joel G. Weight	—	—	8,667	$380,074
(1)	Awards shown in this table consist of RSUs granted under the Company’s 2005 Plan.
(2)
Amount of Value Realized on Vesting is the number of shares of stock acquired upon vesting of RSUs granted under the Company’s 2005 Plan multiplied by the market close price of the Company’s stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

Nonqualified Deferred Compensation Plan
The following table sets forth balances and earnings for 2022 under the Deferred Compensation Plan. Please see the section entitled “Compensation Discussion and Analysis—Elements of Compensation” for additional information about the terms and conditions of the Deferred Compensation Plan.
Name	Executive Contributions in 2022 ($) (1)	Registrant Contributions in 2022 ($)	Aggregate Earnings in 2022 ($) (1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2022 ($) (1)
Jonathan E. Johnson III	$174,200	—	$6,759	—	$167,723
Adrianne B. Lee	—	—	—	—	—
David J. Nielsen	—	—	—	—	—
Angela Hsu	—	—	—	—	—
Joel G. Weight	—	—	—	—	—
(1)
All of the 2022 contributions, and none of the 2022 earnings, are reported in the 2022 Summary Compensation Table as compensation. Of the amounts reported in the aggregate balance at December 31, 2022, all of the prior years’ contributions were reported in the Summary Compensation Table as compensation for previous years. The 2022 aggregate earnings were calculated based on the actual return on the following funds or securities: Fidelity Contrafund (actual return: -28.26%); Fidelity Low-Priced Stock (actual return: -5.80%); Invesco Developing Markets A (actual return: -25.16%); and Vanguard 500 Index Admiral (actual return: -18.15%).

2023 Proxy Statement | 49

Compensation Tables and Narratives / Compensation of Directors
Compensation of Directors
The Compensation Committee is responsible for recommending to the Board the compensation of our non-employee directors. The Compensation Committee is empowered to engage outside advisors, experts, and others to assist. As part of its annual review process, the Compensation Committee reviews the non-employee director compensation program to evaluate whether it is competitive with market practices by considering the Company’s historical practices with respect to outside director compensation. The Compensation Committee and Board will continue to monitor compensation trends, competitive practices, tax regulations, and other matters related to non-executive director compensation, and make adjustments as appropriate.
During 2022, we paid our non-employee directors annual cash fees of $75,000 with payments on a quarterly basis, except for our Chairwoman, Allison H. Abraham, who we paid at an annual rate of $150,000, with payments on a quarterly basis. The Compensation Committee also grants RSU awards to our non-employee directors annually, generally at the first Board meeting after the director first joins the Board, and then periodically thereafter. In 2022, the Compensation Committee granted RSUs to our non-employee directors as follows:
Name (1)	Grant Date	Number of Restricted Stock Units (2)	Closing Price of Stock on Date
Allison H. Abraham	January 21, 2022	4,000	$40.86
Barclay F. Corbus	January 21, 2022	4,000	$40.86
Joseph J. Tabacco, Jr.	January 21, 2022	4,000	$40.86
Dr. Robert J. Shapiro	January 21, 2022	4,000	$40.86
William B. Nettles, Jr.	January 21, 2022	4,000	$40.86
Barbara H. Messing	January 21, 2022	4,000	$40.86
(1)	Joanna C. Burkey was not a member of the Board during 2022; as a result, she does not appear in the table.
(2)	The RSUs vest over a three-year period in three equal annual increments on the first, second, and third anniversaries of the grant date.
None of our directors or director nominees has any agreement or arrangement with any third party that relates to compensation or other payment in connection with that person’s candidacy or service as a director of the Company. The Board’s determination of the compensation that non-employee directors receive has two components. The first is the amount of time and effort the directors are required to devote to the Company’s business. The second component is the Board’s perception of the approximate value of the grant of the RSUs, based on the recent and historical market values of the underlying stock, and considering the restricted nature of the grants. The Board attempts to establish the annual grant at a level that, together with the quarterly cash compensation paid to the non-employee directors, provides fair compensation to the non-employee directors for their services to the Company. During 2022, the 2005 Plan provided that awards to any non-employee director plus the cash fees payable to the director during such fiscal year for service as a non-employee director would not exceed $400,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), plus up to an additional $200,000 for service on any special committee of the Board. On an annual basis, the Company’s chairperson and Chief Executive Officer have historically made recommendations regarding the RSU grants, and the Board members have discussed the proposals.
Jonathan E. Johnson III serves as a member of Overstock’s Board. Mr. Johnson does not receive any additional compensation for serving as a member of Overstock’s Board. Consequently, Mr. Johnson is not included in the Director Compensation Table.
We previously offered a non-employee director nonqualified deferred compensation plan, which allowed directors to defer receipt of compensation otherwise payable to them under our existing compensation plans. The terms of the non-employee nonqualified deferred compensation plan were substantially the same as those of our Deferred Compensation Plan for senior management. As of January 2022, we stopped offering this non-employee director nonqualified deferred compensation plan. None of our directors ever participated in the non-employee director nonqualified deferred compensation plan.
The following table sets forth the compensation paid to or accrued by the Company with respect to each non-employee member of the Board during the year ended December 31, 2022. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.
50 | 2023 Proxy Statement

Compensation Tables and Narratives / Director Compensation Table
Director Compensation Table
Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards (2) ($)	All Other Compensation ($)	Total ($)
Allison H. Abraham	$150,000	$163,440	—	$313,440
Barclay F. Corbus	$75,000	$163,440	—	$238,440
Joseph J. Tabacco, Jr.	$75,000	$163,440	—	$238,440
Dr. Robert J. Shapiro	$75,000	$163,440	—	$238,440
William B. Nettles, Jr.	$75,000	$163,440	—	$238,440
Barbara H. Messing	$75,000	$163,440	—	$238,440
(1)	Joanna C. Burkey was not a member of the Board during 2022; as a result, she does not appear in the table.
(2)
The Stock Awards represent the grant date fair value of restricted stock awards, determined in accordance with FASB ASC Topic 718. At December 31, 2022, the number of RSUs held by each non-employee director was as follows: Ms. Abraham: 9,334; Mr. Corbus: 9,334; Mr. Tabacco: 9,334; Dr. Shapiro: 9,334; Mr. Nettles: 7,667; and Ms. Messing: 7,315. The Stock Awards value has been computed by multiplying the closing market price of Overstock’s stock on January 21, 2022, which was $40.86, by the number of shares or units.

Potential Payments Upon Termination or Change in Control
Acceleration upon change in control
Other than our Executive Retention Agreements described in “Compensation Discussion and Analysis—Employment Agreements,” and except as described below in connection with a change in control or certain changes following a change in control, none of our NEOs has any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to the NEO at, following, or in connection with any termination of the NEO or change in the NEO’s responsibilities.
No NEO is entitled to any payment or accelerated benefit in connection with a change in control of the Company, or a change in his or her responsibilities following a change in control, except for potential accelerated vesting of awards granted under our 2005 Plan, as more fully described in “Proposal 5—Vote to Approve an Amendment to the Company’s Amended and Restated 2005 Equity Incentive Plan”.
Since the Severance Plan described above was adopted in March 2023 and the tables below provide certain information assuming a termination or change in control as of December 31, 2022, the impact of the Severance Plan is not reflected in the below tables.
The following table shows the estimated potential incremental value of awards that would have vested for our NEOs as of December 31, 2022 under the acceleration scenarios described above under the 2005 Plan. The accelerated RSU award value is calculated by multiplying the number of accelerated units by the closing price of the underlying shares on December 30, 2022, the last business day before Saturday, December 31, 2022 ($19.36).
Name	Change in Control Only	Change in Control with No Replacement Equity	Change in Control plus Qualifying Termination	Total-With Acceleration ($)
Jonathan E. Johnson III	—	$1,548,819	$1,548,819	$1,548,819
Adrianne B. Lee	—	$684,066	$684,066	$684,066
David J. Nielsen	—	$774,419	$774,419	$774,419
Angela Hsu	—	$174,240	$174,240	$174,240
Joel G. Weight	—	$419,473	$419,473	$419,473
2023 Proxy Statement | 51

Compensation Tables and Narratives / CEO Pay Ratio
The following table shows the estimated potential aggregate amounts our NEOs could have realized from awards and Deferred Compensation Plan account distributions if their employment had terminated as of the last business day of fiscal 2022, both including and excluding amounts from accelerated vesting of awards as detailed in the table above. The “Total-No Acceleration” column assumes none of the acceleration scenarios covered above has occurred. The “Total-With Acceleration” column assumes acceleration of all unvested awards under one or more of the scenarios covered above.
Name	Aggregate Value of Vested Equity Awards ($)	Deferred Compensation Plan Account Balances (1) ($)	Total-No Acceleration ($)	Aggregate Value of Unvested Equity Awards ($)	Total-With Acceleration ($)
Jonathan E. Johnson III	—	$167,723	—	$1,548,819	$1,716,542
Adrianne B. Lee	—	—	—	$684,066	$684,066
David J. Nielsen	—	—	—	$774,419	$774,419
Angela Hsu	—	—	—	$174,240	$174,240
Joel G. Weight	—	—	—	$419,473	$419,473
(1)	To date we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO.
No acceleration of equity awards upon retirement, death, or disability
The vesting of the RSUs outstanding under our 2005 Plan does not accelerate automatically upon retirement, death, or disability. We do not have any options outstanding under our 2005 Plan.
Deferred Compensation Plan
As described above, we have a Deferred Compensation Plan, which allows participants to defer receipt of compensation otherwise payable to them under our existing compensation plans, and also permits us to make discretionary contributions to participants’ accounts. Participants are fully vested in all amounts deferred and any earnings or losses on those deferrals at all times. Upon termination of service due to retirement, disability or death, a participant becomes fully vested in any additional amounts, including any discretionary contributions we make, credited to his or her account. To date, we have not made any contributions to the Deferred Compensation Plan on behalf of any NEO. None of our NEOs except Mr. Johnson had any funds in the Deferred Compensation Plan at December 31, 2022.
CEO Pay Ratio
Following is a description of the relationship of the total annual compensation of our median employee identified in 2020 under the below criteria (“Median Employee”), and the total annual compensation of our CEO, Mr. Johnson. We determined to use the Median Employee identified in 2020 because we have a reasonable belief that there have been no changes that would significantly affect our pay ratio disclosure. The basis for our reasonable belief is that there was no change in our employee population or employee compensation arrangements from 2020 to 2022 that we believe would significantly affect our pay ratio disclosure.
46.57 to 1 CEO PAY RATIO
The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2022, our last completed fiscal year:
•	the annual total compensation of our Median Employee was $63,326; and
•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $2,948,959.
•	Based on this information, for 2022 the ratio of the annual total compensation of our CEO, to the annual total compensation of our Median Employee is 46.57 to 1.
52 | 2023 Proxy Statement

Compensation Tables and Narratives / CEO Pay Ratio
Our Median Employee is a full-time, salaried employee located in Carlisle, Pennsylvania, with a base salary for the 12-month period ended December 31, 2022 in the amount of $59,875. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $63,326. The difference between such employee’s annual base salary and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $2,990, and imputed income for group term life insurance in the amount of $461.
With respect to the annual total compensation of our CEO in 2022, we used the amount reported in the “Total” column of our Summary Compensation Table included in this Proxy Statement.
2020 Median Employee Analysis:
To identify the median of the annual total compensation of all our employees, and to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates that we used in 2020 were as follows:
We determined that, as of October 1, 2020, our employee population consisted of approximately 1,782 individuals working at Overstock.com, Inc. and its consolidated subsidiaries, with 95.3% of these individuals located in the United States, and the remaining 4.7% located in Ireland. Our employee population, after taking into consideration the adjustments permitted by SEC rules (as described below), consisted of approximately 1,698 individuals. As permitted by SEC rules, because our non-U.S. employees account for 5% or less of our total employees, we elected to exclude all of our non-U.S. employees. We used our existing internal payroll records to determine that non-U.S. employees accounted for 5% or less of our total employees as of October 1, 2020. The jurisdictions from which we have excluded employees, and the approximate number of employees excluded from each such jurisdiction are as follows:
Country	Approximate No. of Excluded Employees
Ireland	84
The total number of our U.S. and non-U.S. employees irrespective of any exemption permitted by SEC rules was 1,782, and the total number of our U.S. and non-U.S. employees used for our de minimis calculation set forth above was 1,698.
To identify the “median employee” from our employee population, we used our internal records, which track annualized wages and salaries for all of our employees as well as additional pay components such as overtime, paid time off, bonuses, and other benefits provided by the Company to come up with total compensation for each of the 1,698 employees.
Using this methodology, we determined that our “Median Employee” is a full-time, salaried employee located in Carlisle, Pennsylvania, with a base salary for the 12-month period ended December 31, 2020 in the amount of $64,750. With respect to the annual total compensation of our Median Employee, we identified and calculated the elements of such employee’s compensation for the year ended December 31, 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $78,248. The difference between such employee’s annual base salary and the employee’s annual total compensation represents Company provided 401(k) matching contributions (with a 100% match on the first 6% of eligible contributions) in the amount of $1,575 and a bonus provided by the Company in the amount of $11,923 for efforts made in 2020.
With respect to the annual total compensation of our CEO in 2020, we used the amount reported in the “Total” column of our 2020 Summary Compensation Table included in our 2020 Proxy Statement without annualizing the compensation because Mr. Johnson was employed directly or indirectly by the Company during the entirety of 2020.
2023 Proxy Statement | 53

Compensation Tables and Narratives / Pay Versus Performance
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance metrics of the Company. For further information concerning how the Company aligns executive compensation with the Company’s performance, refer to the section entitled “Compensation Discussion and Analysis.”
Our CEO is also our PEO. The following Pay Versus Performance Table sets forth information concerning the compensation of our PEO and other non-PEO NEOs for each of the fiscal years (“FY”) ending December 31, 2020, 2021, and 2022 and our financial performance for each such fiscal year.
Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income (thousands)	Revenue (thousands)(5)
					Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)
2022	$2,948,959	$265,216	$1,104,506	$138,218	$274.61	$138.26	($35,236)	$1,929,334
2021	$2,855,412	$3,904,925	$1,199,845	$1,647,994	$837.02	$202.49	$389,372	$2,756,446
2020	$1,527,318	$4,125,342	$674,606	$1,956,132	$680.43	$141.63	$56,001	$2,493,915
(1)
Amounts represent the amounts reported in the “Total” column of our Summary Compensation Table, as disclosed in the corresponding Proxy Statement for the relevant year, to our PEO and other NEOs for the relevant fiscal year, as determined under SEC rules, which include the individuals outlined in the Historical NEO Table.

(2)
The Total Compensation Adjustments Table provides the adjustments to the amount reported in the “Total” column of our Summary Compensation Table, as disclosed in the corresponding Proxy Statement for the relevant year, to arrive at the compensation actually paid for the PEO and the average compensation actually paid for Non-PEO NEOs for each relevant year, which include the individuals outlined in the Historical NEO Table.

(3)
Our Total Shareholder Return (“TSR”) amounts reported in the table include an initial fixed investment of $100 on December 31, 2019 and are calculated using the stock price at market close on the following days: (i) December 31, 2019 ($7.05 per share); (ii) December 31, 2020 ($47.97 per share); (iii) December 31, 2021 ($59.01 per share); and (iv) December 31, 2022 ($19.36 per share); TSR amounts exclude a digital dividend of preferred stock (OSTKO) issued by the Company on May 19, 2020 as the preferred stock (OSTKO) was subsequently converted into shares of common stock (OSTK) on or about June 14, 2022.

(4)
TSR is cumulative for the measurement periods beginning on December 31, 2019 and ending on December 31 of each of 2022, 2021, and 2020, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The S&P Retail Select Index is the same index we use in our performance graph in the 2022 Form 10-K (“Peer Group”).

(5)	We have identified Revenue as our “most important” financial performance measure used to link executive compensation to our Company performance.
Historical NEO Table (part of footnotes 1 and 2 to Pay Versus Performance Table)
The following table indicates our PEO and remaining NEOs for each relevant fiscal year, as determined under SEC rules.
Year	PEO	Non-PEO NEOs
2022	Jonathan E. Johnson III	Adrianne B. Lee, David J. Nielsen, Angela Hsu, and Joel G. Weight
2021	Jonathan E. Johnson III	Adrianne B. Lee, David J. Nielsen, Carter P. Lee, Meghan E. Tuohig, Elizabeth W. Solomon, and Ronald Hilton
2020	Jonathan E. Johnson III	Adrianne B. Lee, Robert P. Hughes, Anthony D. Strong, David J. Nielsen, Carter P. Lee, and Joel G. Weight
54 | 2023 Proxy Statement

Compensation Tables and Narratives / Pay Versus Performance
Total Compensation Adjustments Table (part of footnote 2 to Pay Versus Performance Table)
The following table provides the adjustments to the amount reported in the “Total” column of our Summary Compensation Table, as disclosed in the corresponding Proxy Statement for the relevant year, to arrive at the compensation actually paid to the PEO and the average for Non-PEO NEOs for each relevant year.
	2020		2021		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	($546,500)	($176,569)	($1,818,300)	($618,067)	($2,043,000)	($638,685)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$2,461,835	$962,819	$1,180,200	$295,050	$968,000	$290,400
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$31,665	$195,096	$47,500	$20,350	$0	$0
Increase/(deduction) for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	$626,508	$278,780	$441,611	$168,673	($1,189,540)	($455,995)
Increase/(deduction) for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	$24,516	$30,800	$1,198,502	$635,446	($419,203)	($162,009)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	($9,400)	$0	($53,303)	$0	$0
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	$0	$0	$0	$0	$0	$0
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	$0	$0	$0	$0	$0	$0
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	$0	$0	$0	$0	$0	$0
TOTAL ADJUSTMENTS	$2,598,024	$1,281,526	$1,049,513	$448,149	($2,683,743)	($966,289)
2023 Proxy Statement | 55

Compensation Tables and Narratives / Pay Versus Performance
Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures. The three graphs below (Compensation Actually Paid vs Total Shareholder Return; Compensation Actually Paid vs Net Income; and Compensation Actually Paid vs Revenue) show the relationship between compensation actually paid to our NEOs and our financial performance measures as shown in the Pay Versus Performance Table (Net Income, TSR, and Revenue), and the relationship between our TSR and the TSR of our Peer Group (S&P Retail Select Industry Index), in each case, for the fiscal years ended December 31, 2020, 2021 and 2022.
Compensation Actually Paid vs Total Shareholder Return

(1)
Our Total Shareholder Return (“TSR”) amounts reported in the table include an initial fixed investment of $100 on December 31, 2019 and are calculated using the stock price at market close on the following days: (i) December 31, 2019 ($7.05 per share); (ii) December 31, 2020 ($47.97 per share); (iii) December 31, 2021 ($59.01 per share); and (iv) December 31, 2022 ($19.36 per share); TSR amounts exclude a digital dividend of preferred stock (OSTKO) issued by the Company on May 19, 2020 as the preferred stock (OSTKO) was subsequently converted into shares of common stock (OSTK) on or about June 14, 2022.

56 | 2023 Proxy Statement

Compensation Tables and Narratives / Pay Versus Performance
Compensation Actually Paid vs Net Income

$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
Net Income (thousands)
2020
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Compensation Actually Paid vs Revenue

2023 Proxy Statement | 57

Compensation Tables and Narratives / Pay Versus Performance
Pay Versus Performance Tabular List
The following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended December 31, 2022:
•	Revenue;
•
Adjusted EBITDA; this is a non-GAAP financial measure that is calculated as income (loss) from continuing operations before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain benefits and expenses in calculating adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring; and

•
Free Cash Flow; this is a non-GAAP financial measure that is calculated as net cash provided by or used in continuing operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the continuing operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

58 | 2023 Proxy Statement

Compensation Tables and Narratives / Equity Compensation Plan Information
Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to shares of our stock that may be issued under our existing equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding restricted stock units (1)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	781,467	—	1,265,949
Equity compensation plans not approved by security holders	—	N/A	—
Total	781,467	—	1,265,949
(1)	At December 31, 2022 we had no Company options or warrants outstanding.
2023 Proxy Statement | 59

Report of the Audit Committee
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement, the following report shall not be deemed to be incorporated by reference into any such filings.
The following report concerns the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process.
The Audit Committee consists solely of independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company’s financial reporting, internal controls, and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board.
The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm based on the information it receives, discussions with management and the independent registered public accounting firm and the experience of the Audit Committee’s members in business, financial and accounting matters.
Among other matters, the Audit Committee monitors and approves the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work regarding the adequacy and appropriateness of the Company’s financial, accounting, and internal controls.
The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of December 31, 2022 and 2021 and for each of the years in the three-year period ended December 31, 2022, (ii) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, and (iii) the independent registered public accounting firm’s audit of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards of the PCAOB and the requirements of the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the review and discussions referred to above with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Commission.
Members of the Audit Committee
Allison H. Abraham (Chairwoman)
Dr. Robert J. Shapiro
William B. Nettles, Jr.
60 | 2023 Proxy Statement

Share Ownership of Management, Directors, Nominees and 5% Stockholders
The following table sets forth information regarding the beneficial ownership of our stock as of the Record Date (except as otherwise noted below) by the following individuals or groups:
•	each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;
•	each of our NEOs;
•	each of our directors and nominees; and
•	all directors and executive officers as a group.
The table is based upon information supplied by officers, directors, nominees and principal stockholders and Schedules 13D and 13G filed with the SEC. Except as otherwise indicated below or in the referenced filings, and subject to applicable community property laws, to our knowledge the persons named in the table have sole voting and investment power with respect to all shares of stock held by them. Applicable percentages are based on 45,189,875 shares of our stock outstanding as of the Record Date, except as otherwise indicated below, and as adjusted as required by rules promulgated by the SEC. Amount of shares based on Schedule 13D and 13G filings are as of December 31, 2022 unless otherwise noted.
	Overstock Shares Beneficially Owned
Beneficial Owner (Name and Address)	Number (1)	Percent (2)
5% Stockholders
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	4,586,638 (3)	10.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,215,438 (4)	9.3%
Invesco Ltd. 1555 Peachtree Street NE, Suite 1800 Atlanta, GA 30309	2,611,346 (5)	5.8%
Directors, Nominees and NEOs
Allison H. Abraham	102,418	*
Barclay F. Corbus	50,273	*
Joseph J. Tabacco, Jr.	92,414	*
Dr. Robert J. Shapiro	15,333	*
William B. Nettles, Jr.	6,666	*
Barbara H. Messing	4,912	*
Joanna C. Burkey	—	*
Jonathan E. Johnson III	152,074	*
Adrianne B. Lee	31,131 (6)	*
David J. Nielsen	41,185	*
Angela Hsu	1,512	*
Joel G. Weight	14,873	*
Directors and Executive Officers as a Group (16 persons)	566,759 (7)	1.3% (8)
*	Less than 1% of the outstanding shares of stock.
(1)	No Director, Nominee, or NEO has any shares issuable under stock-based awards within 60 days after the Record Date except for Ms. Lee.
2023 Proxy Statement | 61

Share Ownership of Management, Directors, Nominees and 5% Stockholders
(2)	Percentages are based on 45,189,875 shares of our stock outstanding as of the Record Date.
(3)	BlackRock, Inc. has sole voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by BlackRock, Inc. on January 6, 2023.
(4)
The Vanguard Group has shared voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by The Vanguard Group on February 9, 2023.

(5)	Invesco Ltd. has sole voting and dispositive power over these shares. The information regarding these shares is based solely on a Schedule 13G/A filing made by Invesco Ltd. on February 2, 2023.
(6)	Ms. Lee’s shares include 10,000 shares issuable under stock-based awards within 60 days after the Record Date.
(7)	Shares include 10,000 shares issuable under stock-based awards within 60 days after the Record Date.
(8)	Inclusive of 10,000 shares issuable under stock-based awards within 60 days after the Record Date.
The Company is not aware of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.
62 | 2023 Proxy Statement

Other Information
Certain Relationships and Related Party Transactions
Since January 1, 2022, there has not been, and there is not currently proposed, any transaction or series of similar transactions requiring disclosure under Item 404 of Regulation S-K except as described below. We compensate our directors and officers as described above.
From time to time, we employ relatives of our directors and executive officers. During 2022 we did not pay any such relative more than $120,000. Although we do not currently propose to pay any such relative more than $120,000 in 2023, the amount paid to a relative of a NEO could exceed $120,000 in 2023 or in future years.
In 2021, we hired Method Communications to perform certain public relations work for the Company. Method Communications billed us $333,205 for services in 2022. The contract with Method Communications is subject to annual renewals. Mr. Johnson’s brother is an employee of Method Communications. The Audit Committee approved this transaction, in accordance with its Policies and Procedures Regarding Related Party Transactions.
Please see our discussion under “The Board—Policies and Procedures Regarding Related Party Transactions” for a description of our policies and procedures relating to related party transactions.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act of 1934, requires our officers and directors, and persons who own more than ten percent (10%) of our stock, to file certain reports regarding ownership of, and transactions in, our securities with the SEC.
Based solely on a review of copies of reports furnished to us or written representations that no reports were required, we believe that all such Section 16(a) filing requirements were met in the last fiscal year.
Householding
Stockholders who share an address may receive only a single copy of the Proxy Statement, notice of internet availability and 2022 Form 10-K, unless the Company has received contrary instructions from one or more of the stockholders. This is known as householding. Stockholders who desire either to receive multiple copies of these materials, or to receive only a single copy in the future, should contact their broker or other nominee or, if a stockholder of record, the Company at the address shown below. We will promptly deliver a separate copy of any of these materials to any stockholder who contacts our investor relations department at 799 W. Coliseum Way, Midvale, Utah 84047, or by e-mailing Overstock Investor Relations at ir@overstock.com.
Stockholders of record residing at the same address and currently receiving multiple copies of the proxy materials may contact our registrar and transfer agent, Computershare Trust Company, N.A. (“Computershare”), to request that only a single copy of the proxy materials be mailed in the future. You may contact Computershare by phone at (877) 373-6374 or (781) 575-2879 or by first class/registered/certified mail at Computershare Investor Services, PO BOX 43006, Providence, RI 02940-3006 or courier service at Computershare Investor Services, 150 Royall Street, Canton, MA 02021.
Procedure for Nominating Directors for Election at an Annual Meeting or a Special Meeting
Stockholders may nominate directors for election at an annual meeting or at a special meeting at which directors are to be elected, provided that the nomination satisfies the requirements set forth in the Company’s Bylaws. As summarized below, the Bylaws provide that in order for a stockholder nomination to be properly made, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, or a “Qualified Representative” of a stockholder (as defined in the Bylaws), (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such nomination. As summarized below, the advance notice provisions require a stockholder to give timely notice of a director nomination in proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention:
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Other Information / Procedure for Submitting Other Matters at an Annual Meeting
Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws. The number of nominees a stockholder may nominate for election at any meeting may not exceed the number of directors to be elected at such meeting.
For a stockholder to give timely notice of a director nomination for an annual meeting, the notice must be received by the Corporate Secretary at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than sixty 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure (as defined in the Bylaws) of the date of such annual meeting was first made. Director nominations to be made at the 2024 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 19, 2024, nor later than February 18, 2024.
For a stockholder to give timely notice of a director nomination for a special meeting at which directors are to be elected, the notice must be received by the Corporate Secretary at the Company’s principal executive offices not earlier than the 120th day prior to such special meeting and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made.
To be in proper written form, a stockholder’s notice to the Corporate Secretary of the Company must set forth all of the information required by our Bylaws, including (i) as to each Nominating Person (as defined in our Bylaws) certain information about each Nominating Person, (ii) as to each Nominating Person, certain information about Disclosable Interests, as defined in our Bylaws, and (iii) certain information about each person whom a Nominating Person proposes to nominate for election as a director, as specified in our Bylaws. The stockholder also must provide a representation from each Nominating Person as to whether such Nominating Person intends or is part of a group that intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act. In addition, the Company may require any proposed nominee to furnish such other information (i) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with applicable requirements or (ii) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws. In addition to the requirements of our Bylaws, each Nominating Person must comply with all applicable requirements of the Exchange Act.
The requirements for providing advance notice of a director nomination as summarized above are qualified in their entirety by our Bylaws, which we recommend that you read in order to comply with the requirements for making a director nomination. You may contact the Company’s Corporate Secretary at our principal executive offices for a copy of our current Bylaws, including the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates, or you may refer to the copy of our Bylaws filed with the SEC on February 24, 2023, as Exhibit 3.2 to our 2022 Form 10-K, available at https://www.sec.gov. In addition to the requirements of our Bylaws, each Proposing Person (as defined in our Bylaws) must comply with all applicable requirements of the Exchange Act.
Procedure for Submitting Other Matters at an Annual Meeting
Except for proposals properly made in accordance with Rule 14a-8 under the Exchange Act and included in the notice of meeting given by or at the direction of the Board, for all other matters not included in our proxy materials to be properly brought before the next annual meeting of stockholders of the Company, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Corporate Secretary of the Company, in compliance with the procedures and along with the other information required by our Bylaws. As summarized below, the Bylaws provide that in order for stockholder business to be properly brought before an annual meeting by a stockholder, such stockholder must (i) be a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice required by the Bylaws and at the time of the meeting, or a “Qualified Representative” of a stockholder (as defined in the Bylaws), (ii) be entitled to vote at the meeting, and (iii) have complied with the applicable provisions of the Bylaws as to such business. In addition, such stockholder must have given timely notice of the proposed business and related matters in
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Other Information / Procedure for Submitting Rule 14a-8 Stockholder Proposals
proper written form to the Corporate Secretary of the Company at the Company’s principal executive offices, Attention: Corporate Secretary, and must have provided any updates or supplements to such notice at the times and in the forms required by the Company’s Bylaws. Stockholders are not permitted to propose business to be brought before a special meeting of the stockholders.
To be timely, a stockholder proposal must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholder proposals to be presented at the 2024 annual meeting of stockholders must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than January 19, 2024, nor later than February 18, 2024.
To be in proper written form, a stockholder’s proposal delivered to the Corporate Secretary of the Company must set forth as to each matter of business the stockholder intends to bring before the annual meeting the information specified in our Bylaws, including (i) certain information about each Proposing Person (as defined in our Bylaws), (ii) certain information about Disclosable Interests, as defined in our Bylaws and (iii) certain information about the proposed business and related matters as required by our Bylaws. The information provided must also be updated and supplemented under certain circumstances as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement of the meeting, all as set forth in the Bylaws, and any such updates and supplements must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices by the dates described in the Bylaws.
The requirements for providing advance notice of stockholder business as summarized above are qualified in their entirety by our Bylaws, which we recommend that you read in order to comply with the requirements for bringing a proposal.
Procedure for Submitting Rule 14a-8 Stockholder Proposals
Any stockholder proposal intended to be included in the Company’s Proxy Statement for the next annual meeting of stockholders of the Company pursuant to Rule 14a-8 under the Exchange Act must be received by the Corporate Secretary of the Company at the Company’s principal executive offices not later than December 2, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s Proxy Statement, then notice must be received within a reasonable time before the Company begins to print and send its proxy materials. Upon such an occurrence, the Company will publicly announce the deadline for submitting a proposal by means of disclosure in a press release or in a document filed with the SEC. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.
Other Matters That May Come Before the Annual Meeting
The Board knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interests of Overstock and its stockholders.
By Order of the Board,

Allison H. Abraham
Chairwoman of the Board of Directors
March 31, 2023
Midvale, Utah
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Annex A
Amended and Restated 2005 Equity Incentive Plan
OVERSTOCK.COM, INC.
2005 EQUITY INCENTIVE PLAN
(as proposed to be amended and restated)
1.	Purposes of the Plan and Limitation on Awards to Non-Employee Directors. The purposes of this 2005 Equity Incentive Plan are:
a.	to attract and retain the best available personnel for positions of substantial responsibility,
b.	to provide additional incentive to Service Providers, and
c.	to promote the success of the Company’s business.
Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.
Awards to any non-employee Director during any Fiscal Year plus the cash fees payable to such Director during such Fiscal Year for service as an non-employee Director shall not exceed $400,000 in total value (calculating the value of any such Awards based on the grant date fair value for financial reporting purposes of such Awards), plus up to an additional $200,000 for service on any special committee of the Board. Consulting fees or other compensation the Company may pay or provide to any non-employee Director for services in addition to the services normally performed by a non-employee Director shall not be included in calculating such limits.
2.	Definitions. As used herein, the following definitions shall apply:
a.	“Administrator” means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.
b.
“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

c.
“Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

d.
“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

e.
“Award Exchange Program” means a program whereby outstanding Awards are surrendered or cancelled in exchange for Awards (of the same or different type), which may have a lower exercise or purchase price, or in exchange for cash or a combination of cash and Awards.

f.	“Awarded Stock” means the Common Stock subject to an Award.
g.	“Board” means the Board of Directors of the Company.
h.	“Cash Position” means the Company’s level of cash and cash equivalents.
i.
“Cause” means (i) an act of personal dishonesty taken by a Participant in connection with his or her responsibilities as a Service Provider and intended to result in personal enrichment of the Participant, (ii) a Participant being convicted of a felony, (iii) a willful act by a Participant which constitutes gross misconduct and which is injurious to the Company, or

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(iv) following delivery to a Participant of a written demand for performance from the Company which describes the basis for the Company’s reasonable belief that the Participant has not substantially performed his duties, continued violations by the Participant of his or her obligations to the Company which are demonstrably willful and deliberate on the Participant’s part.
j.	“Change of Control” means the occurrence of any of the following events:
i.
Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Patrick M. Byrne, Dorothy M. Byrne or John J. Byrne or an individual or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Patrick M. Byrne, Dorothy M. Byrne and/or John J. Byrne, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

ii.	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
iii.
A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

iv.
The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding anything herein to the contrary, and only to the extent that an Award is subject to Section 409A of the Code and payment of the Award pursuant to the application of the definition of “Change of Control” above would cause such Award not to otherwise comply with Section 409A of the Code, payment of an Award may occur upon a “Change of Control” only to the extent that the event constitutes a “change in the ownership or effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company under Section 409A of the Code and the applicable Internal Revenue Service and Treasury Department regulations thereunder.
k.
“Change of Control Value” means, with respect to a Change of Control, (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer, exchange offer or sale or other disposition of outstanding voting stock of the Company, or (iii) if such Change of Control occurs other than as described in clause (i) or clause (ii), the Fair Market Value per share of the Shares into which Awards are exercisable, as determined by the Administrator, whichever is applicable. In the event that the consideration offered to stockholders of the Company consists of anything other than cash, the Administrator shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

l.	“Code” means the Internal Revenue Code of 1986, as amended.
m.	“Committee” means a committee of Directors or Officers appointed by the Board in accordance with Section 4 of the Plan.
n.	“Common Stock” means the common stock of the Company.
o.	“Company” means Overstock.com, Inc.
p.	“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
q.	“Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 14.
r.	“Director” means a member of the Board.
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Annex A
s.	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
t.
“Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

u.
“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

v.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
w.	“Expenses” means as to any Performance Period, the Company’s or business unit’s incurred expenses.
x.	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
i.
If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii.
If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

iii.	In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
Notwithstanding the foregoing, for purposes of establishing the exercise price of Options and SARs, the determination of Fair Market Value in all cases shall be in accordance with Section 409A of the Code and the regulations thereunder, with the intent that Options and SARs granted under this Plan shall not constitute deferred compensation subject to Section 409A of the Code.
y.	“Fiscal Year” means a fiscal year of the Company.
z.	“Gross Margin” means as to any Performance Period, the Company’s Revenues less the related cost of Revenues expressed in dollars or as a percentage of Revenues.
aa.	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
bb.	“Individual Objectives” means, as to any Participant for any Performance Period, the objective and measurable goals set by a process and approved by the Administrator.
cc.	“Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.
dd.	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
ee.	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement or Award Agreement.
ff.	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
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Annex A
gg.
“Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

hh.	“Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.
ii.	“Operating Margin” means, as to any Performance Period, the Company’s or a business unit’s Operating Income divided by Revenue, expressed as a percentage.
jj.	“Option” means a stock option granted pursuant to the Plan.
kk.
“Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

ll.	“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
mm.	“Participant” means the holder of an outstanding Award granted under the Plan.
nn.
“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Expenses, (d) Gross Margin, (e) Individual Objectives, (f) Net Income, (g) Operating Cash Flow, (h) Operating Income, (i) Operating Margin, (j) Return on Assets, (k) Return on Equity, (l) Return on Sales, (m) Revenue, (n) Total Stockholder Return, and/or (o) Unit Sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company or by product or product line, (v) on a pre-tax or after-tax basis, and/or on a GAAP or non-GAAP basis. Prior to the beginning of the applicable Performance Period, the Administrator shall determine whether any significant element(s) shall be included or excluded from the calculation of any Performance Goal with respect to any Participants. For example, but not by way of limitation, the Administrator may determine that the measures for one or more Performance Goals shall consist of non-GAAP variations of any of the foregoing measures. The Committee may set different goals for Awards not intended to qualify for exemption from the limitations of Section 162(m) of the Code.

The Administrator is authorized, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for a Performance Period (provided, that if an Award is intended to constitute “performance-based compensation” under Section 162(m) of the Code, such adjustment or modification may be made only to the extent permitted under Section 162(m) of the Code) in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (D) any reorganization and restructuring programs; (E) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (F) acquisitions or divestitures; (G) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (H) foreign exchange gains and losses; and (I) a change in the Company’s fiscal year.
oo.	“Performance Period” means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.
pp.	“Performance Share” means a performance share Award granted to a Participant pursuant to Section 12.
qq.	“Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 13.
rr.	“Plan” means this 2005 Equity Incentive Plan.
ss.	“Restricted Award” means an Award granted pursuant to Section 11 of the Plan.
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Annex A
tt.
“Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

uu.	“Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.
vv.
“Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

ww.	“Revenue” means, as to any Performance Period, the Company’s or a business unit’s gross revenues, net sales or gross sales, as determined by the Administrator.
xx.	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
yy.	“Section 16(b)” means Section 16(b) of the Exchange Act.
zz.	“Securities Act” means the Securities Act of 1933, as amended.
aaa.	“Service Provider” means an Employee, Director or Consultant.
bbb.	“Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.
ccc.	“Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 10 hereof.
ddd.	“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
eee.	“Total Stockholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.
fff.
“Unit Sales” means, as to any Performance Period, gross or net sales of units, consisting of any merchandise or type or category of merchandise or other product or service sold by the Company at any time, now or hereafter, as determined and specified by the Administrator.

ggg.
“Voluntary Termination for Good Reason” means a Participant voluntarily resigns within ninety (90) days after the occurrence of any of the following, provided the Participant gives notice to the Company of such occurrence within sixty (60) days after such occurrence and the Company does not remedy the condition within thirty (30) days after the Company’s receipt of such notice: (i) without the Participant’s express written consent, a material reduction of the Participant’s duties, title, authority or responsibilities, relative to the Participant’s duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Participant of such reduced duties, title, authority or responsibilities; provided, however, that a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Executive Officer of the Company remains as such following a Change of Control and is not made the Chief Executive Officer of the acquiring corporation) shall not by itself constitute grounds for a “Voluntary Termination for Good Reason;” (ii) a reduction by the Company in the base salary of the Participant as in effect immediately prior to such reduction; (iii) the relocation of the Participant to a facility or a location outside of a 35 mile radius from the present facility or location, without the Participant’s express written consent; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute constitute a constructive termination of the Participant.

3.
Stock Subject to the Plan. Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares which will be available for grant under the Plan after approval by the stockholders at the 2023 annual meeting of stockholders is 3,044,568, less the number of shares, if any, subjected to Awards between March 20, 2023 and the date of the 2023 annual meeting, and increased by the number of Shares, if any, subject to Awards forfeited back to the Plan between March 20, 2023 and the date of the 2023 annual meeting. The Shares may be authorized, but unissued, or reacquired Common Stock. All shares reserved for issuance under this Plan may be used for Incentive Stock Options.

To the extent that Shares subject to an Award are not issued to a Participant because the Award terminates, expires, lapses or becomes unexercisable without having been exercised in full for any reason, or an Award is settled in cash, or is
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Annex A
surrendered pursuant to an Award Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company, the unissued Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan. Shares surrendered or withheld in payment of the exercise price of an Option and Shares withheld by the Company to satisfy any minimum tax withholding obligation shall count against the aggregate plan limit described above. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment shall not result in a reduction to the number of Shares available for issuance under the Plan. Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the number of Shares available for grant under the Plan. No fractional shares of Stock may be issued hereunder.
4.	Administration of the Plan.
a.	Procedure.
i.	Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.
ii.
Section 162(m) of the Code. To the extent that the Administrator determines it to be desirable to qualify Options or other Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

iii.
Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3, including the composition of the Committee that grants any related Awards.

iv.	Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
b.
Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

i.	to determine the Fair Market Value;
ii.	to select the Service Providers to whom Awards may be granted hereunder;
iii.	to determine whether and to what extent Awards or any combination thereof, are granted hereunder;
iv.	to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;
v.	to approve forms of agreement for use under the Plan;
vi.
to reduce the exercise price of an Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted, provided that such action shall first have been approved by a vote of the stockholders of the Company;

vii.
to institute an Award Exchange Program, provided that no exchange shall cause the exercise price of an Option or SAR to be reduced unless such action shall first have been approved by a vote of the stockholders of the Company;

viii.
to determine or modify the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, provided that no such modification may cause an Option or SAR to become deferred compensation subject to Section 409A of the Code. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be

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Annex A
based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
ix.	to construe and interpret the terms of the Plan and Awards and to reconcile any inconsistency, correct any defect and/or supply any omission in the Plan or Award Agreement;
x.
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

xi.
to modify or amend each Award (subject to Section 18.c of the Plan), including the discretionary authority to extend the post-service-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan, provided that no such modification or extension may cause an Option or SAR to become deferred compensation subject to Section 409A of the Code;

xii.	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
xiii.
to allow Participants to satisfy withholding tax obligations by tendering cash or unencumbered Shares owned by the Participant having a Fair Market Value equal to the amount required to be withheld, or electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to amount required to be withheld, in each case, up to the maximum statutory tax rate applicable to a Participant’s withholding tax obligations. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

xiv.	to determine the terms and restrictions applicable to Awards;
xv.	to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act; and
xv.	to make all other determinations deemed necessary or advisable for administering the Plan.
c.	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.
5.
Eligibility. Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement (“Form S-8”) under the Securities Act, is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

6.
No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment at any time, with or without cause.

7.	Code Section 162(m) Provisions.
a.
Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options to purchase more than 200,000 Shares or Stock Appreciation Rights covering more than 500,000 Shares; provided, however, that such limits shall be 300,000 Shares with respect to Options and 750,000 shares with respect to Stock Appreciation Rights in the Participant’s first Fiscal Year of Company service.

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b.
Restricted Awards and Performance Share Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 100,000 Shares of Restricted Stock, 100,000 shares of Restricted Stock Units or 100,000 Performance Shares; provided, however, that each such limit shall be 250,000 Shares in the Participant’s first Fiscal Year of Company service.

c.
Performance Units Annual Limit. No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $2,500,000 in the Participant’s first Fiscal Year of Company service.

d.
Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals). A Participant shall be eligible to receive payment in respect of an Award that is intended to constitute “performance-based compensation” only to the extent that the applicable Performance Goals are achieved.

e.
Changes in Capitalization. The numerical limitations in Sections 7.a and 7.b shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 16.a.

f.
Certification. Prior to the payment of any Award that is intended to constitute “performance-based compensation,” the Administrator shall review and certify in writing whether, and to what extent, the Performance Goals have been achieved and, if so, calculate and certify in writing that amount of the Award earned based upon the achievement of the Performance Goals. The Administrator may reduce or eliminate the amount of such an Award earned through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. With respect to any Award intended to constitute “performance-based compensation,” the Administrator shall not have the discretion to (A) grant or provide payment in respect of Awards if the Performance Goals have not been attained; (B) increase an Award above the maximum amount payable under this Section 7; or (C) cause an increase in a Participant’s Award as a result of the use of negative discretion with respect to another Participant’s Award. In addition, if an Award intended to constitute “performance-based compensation” is based, in whole or in part, on a percentage of a Participant’s salary, base pay or other compensation, the maximum amount of the Award must be fixed at the time the Performance Goals are established. Notwithstanding the foregoing, an Award Agreement may provide that an Award may be payable upon death, disability or change of ownership or control prior to the attainment of the Performance Goals, provided that any such Award will not constitute “performance-based compensation” under Section 162(m) of the Code to the extent the Award is actually paid prior to the attainment of the Performance Goals.

g.
If, after the attainment of the applicable Performance Goals, payment of an Award intended to constitute “performance-based compensation” in cash is accelerated to an earlier date, the amount paid will be discounted to reasonably reflect the time value of money. Any such Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to an Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Administrator, or (B) with respect to an Award that is payable in Common Stock, by an amount greater than the appreciation of a Share from the date such Award is deferred to the payment date.

h.
If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 16), the cancelled Award will be counted against the limits set forth in subsections (a) and (b) above. For this purpose, if the exercise price of an Award is reduced, the transaction will be treated as a cancellation of the Award and the grant of a new Award.

8.
Effective Date; Term of Plan. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the later of (a) the Plan’s adoption by the Board, or (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

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Annex A
9.	Stock Options.
a.
The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

b.	Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
i.	In the case of an Incentive Stock Option:
(1)
granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)
granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

ii.
In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per Share on the date of grant.

iii.
Notwithstanding the foregoing, an Option may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424(a) of the Code and the regulations thereunder. No Option shall include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option.

c.
Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

d.
Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

i.	cash;
ii.	check;
iii.	other Shares which are owned by the Participant and have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
iv.
delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

v.
such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, including, to the extent permitted by Applicable Laws and approved by the Administrator, delivery of a promissory note, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or a reduction in the amount of any Company liability to the Participant; or

vi.	any combination of the foregoing methods of payment.
e.
Exercise of Option; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement)

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from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.
f.
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

g.
Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

h.
Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant’s death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

i.
ISO $100,000 Rule. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Participant’s Incentive Stock Options (determined without regard to this paragraph) granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9.i, Incentive Stock Options shall be taken into account in the order in which they were granted (or as otherwise provided under applicable regulations), and the Fair Market Value of the Shares shall be determined as of the time of grant.

j.
Section 409A of the Code. Notwithstanding anything herein to the contrary, if an Option is granted to a Service Provider with respect to whom Common Stock does not constitute “service recipient stock” (as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), the Option shall comply with Section 409A of the Code to the extent applicable.

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Annex A
10.	Stock Appreciation Rights.
a.
Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant. SARs may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related SARs”). Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator. Related SARs shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable. No Related SAR may be granted for more shares of Common Stock than are subject to the Option to which it relates. The number of shares of Common Stock subject to an SAR must be fixed on the date of grant of the SAR, and the SAR must not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR. The provisions of SARs need not be the same with respect to each Participant.

b.
Exercise Price and other Terms. Subject to Section 7.a of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. An SAR must be granted with an exercise price per Share not less than the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award. Upon any exercise of a Related SAR, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the SAR shall have been exercised. The number of Shares for which a Related SAR shall be exercisable shall be reduced upon any exercise of the related Option by the number of Shares for which such Option shall have been exercised.

c.	Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
i.	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
ii.	the number of Shares with respect to which the SAR is exercised.
d.	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.
e.
SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

f.	Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.
g.
Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

h.
Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as

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to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.
i.
Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant’s death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

j.
Section 409A of the Code. An SAR that is subject to Section 409A of the Code shall satisfy the requirements of this Section 10.j and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. The requirements herein shall apply in the event any SAR under this Plan is granted with an exercise price less than the Fair Market Value per Share on the date the SAR is granted, is granted to a Service Provider with respect to whom Common Stock does not constitute “service recipient stock” (as defined in Treasury Regulation Section 1.409A-1(b)(5)(iii)), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such SAR may provide that it is exercisable at any time permitted under the governing Award Agreement, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a Share on the date of exercise exceeds the exercise price (the “SAR Amount”). However, once the SAR is exercised, the SAR Amount may be paid only on the fixed time, payment schedule or other event specified in the governing Award Agreement.

11.	Restricted Awards.
a.
Grant of Restricted Awards. Subject to the terms and conditions of the Plan, Restricted Awards may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. A Restricted Award is an Award of Common Stock (“Restricted Stock”) or hypothetical shares of Common Stock (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award will be subject to forfeiture and may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Administrator shall determine. Subject to Section 7.b hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Award granted to any Participant, and (ii) the conditions that must be satisfied, which may include a performance-based component, upon which is conditioned the grant, vesting or issuance of a Restricted Award.

b.
Restricted Stock. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Administrator, if applicable and (ii) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

Subject to the restrictions set forth in the Award Agreement, the Participant generally shall have the rights and privileges of a holder of Common Stock as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Administrator, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant on the day on which the corresponding dividend on shares of Common Stock is paid to stockholders, or withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. Any cash dividends or stock dividends so withheld by the Administrator and attributable to any particular Share (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Shares and, if such Shares are forfeited, the Participant shall have no right to such dividends.
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Annex A
Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of such restrictions, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the Shares shall be subject to forfeiture to the extent provided in the Award Agreement; and (D) to the extent such Shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such Shares shall terminate without further obligation on the part of the Company.
Upon the expiration of the restrictions with respect to any Restricted Stock, the restrictions set forth in this Section 11 and the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the Restricted Stock which has not then been forfeited and with respect to which the restrictions have expired (to the nearest full Share) and any cash distributions or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.
c.
Restricted Stock Units. The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. Each Restricted Stock Unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. No Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units. At the discretion of the Administrator, and only to the extent set forth in the applicable Award Agreement, each Restricted Stock Unit may be credited with cash distributions and stock dividends paid by the Company in respect of one share of Stock (“Dividend Equivalents”). At the discretion of the Administrator, Dividend Equivalents may be either currently paid to the Participant on the day on which the corresponding dividend on shares of Common Stock is paid to stockholders, or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Administrator. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the restrictions applicable to such Award, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
Except as otherwise provided in the Plan or an Award Agreement, upon the expiration of the restrictions with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit and the interest thereon or, at the discretion of the Administrator, in Shares having a Fair Market Value equal to such Dividend Equivalents’ interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Administrator may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the aggregate Fair Market Value of the Shares as of the date on which the restrictions lapsed with respect to such Vested Unit.
d.
Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Awards granted under the Plan. Restricted Award grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock or the Restricted Stock Unit is awarded. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

2023 Proxy Statement | A-13

Annex A
e.
Restricted Award Agreement. Each Restricted Award grant shall be evidenced by an Award Agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Award grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

12.	Performance Shares.
a.
Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7.b hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

b.
Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

c.
Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

13.	Performance Units.
a.
Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

b.	Number of Performance Units. Subject to Section 7.c hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.
c.
Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

d.
Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

14.	Deferred Stock Units.
a.
Description. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

A-14 | 2023 Proxy Statement

Annex A
b.
Code Section 162(m) Limits. Deferred Stock Units shall be subject to the annual limits under Section 162(m) of the Code applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 7 hereof.

c.
Code Section 409A Limitations. If any Deferred Stock Units are considered to be deferred compensation under Section 409A of the Code, then the terms of such Deferred Stock Units shall comply with Section 409A of the Code.

15.
Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

16.	Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.
a.
Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, then the Administrator shall, in an equitable manner and to the extent necessary to preserve the economic intent of Awards, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and exercise price of Shares covered by each outstanding Award, and the maximum number of Shares with respect to which any one person may be granted Awards during any period stated in Section 7. Unless the Committee specifically determines that such adjustment is in the best interests of the Company, any adjustments under this Section 16.a shall be made in a manner which does not result in a violation of Section 409A of the Code or the modification, extension or renewal of any Incentive Stock Option. Any adjustments under this Section 16.a shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code.

b.
Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

c.	Change of Control.
i.
Stock Options and SARs. In the event of a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor entity or a Parent or Subsidiary of the successor entity. Notwithstanding the foregoing, in the event that the successor entity refuses to assume or substitute for the Option or SAR, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Exchange Act, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator may take one or more actions with respect to such Option or SAR including, but not limited to, the following: (i) notifying the Participant in writing or electronically that such Option or SAR may be exercised in full for a limited period of time on or before a specified date (before or after the Change of Control) fixed by the Administrator, after which specified date the unexercised portion of such Option or SAR and all rights of the Participant thereunder shall terminate, (ii) requiring the mandatory surrender to the Company by the Participant of some or all of the outstanding Options or SARs held by such Participant as of a date, before or after such Change of Control, specified by the Administrator, in which event the Administrator shall thereupon cancel such Options and SARs and the Company shall pay to such Participant an amount of cash per share equal to the excess, if any, of the Change of Control Value of the Shares subject to such Options and SARs over the exercise price(s) under such Options and SARs for such Shares, or (iii) making such adjustments to Options and SARs then outstanding as the Administrator deems appropriate to

2023 Proxy Statement | A-15

Annex A
reflect such Change of Control. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.
ii.
Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Deferred Stock Units. In the event of a Change of Control, each outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit Award shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Award substituted by the successor entity or a Parent or Subsidiary of the successor entity. Notwithstanding the foregoing, in the event that the successor entity refuses to assume or substitute for the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Award, or if the successor entity does not have outstanding common equity securities required to be registered under Section 12 of the Exchange Act, the Participant shall fully vest in the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit Award, including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit Award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor entity or its Parent, the Administrator may, with the consent of the successor entity, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor entity or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

d.
Involuntary Termination other than for Cause, Death or Disability or a Voluntary Termination for Good Reason, Following a Change of Control. If, within eighteen (18) months following a Change of Control, a Participant’s employment is terminated (i) involuntarily by the Company or successor entity other than (A) for Cause, or (B) on account of death or Disability, or (ii) by the Participant by a Voluntary Termination for Good Reason, then the Participant shall fully vest in and receive payment of or have the right to exercise his Award, as applicable, as to all of the Shares subject to each such Award including Shares as to which such Award would not otherwise be vested or exercisable. Notwithstanding the foregoing or anything in an Award Agreement to the contrary, (i) if an Award is subject to Section 409A of the Code and payment of the Award at the time of termination of employment under this paragraph would cause the Award not to comply with Section 409A of the Code, the Award shall be paid only at such time and in such form as will comply with Section 409A of the Code, and (ii) any Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Award that is intended to constitute “performance-based compensation” under Section 162(m) of the Code shall not vest in connection with the Participant’s involuntary termination of employment or Voluntary Termination for Good Reason until the end of the applicable Performance Period, and then only to the extent that the applicable Performance Goals have been satisfied.

17.
Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

18.	Amendment and Termination of the Plan.
a.
Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.

A-16 | 2023 Proxy Statement

Annex A
b.	Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Law.
c.
Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.	Conditions Upon Issuance of Shares.
a.
Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws.

b.
Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.	Liability of Company.
a.
Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

b.
Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 18 of the Plan.

21.	General Provisions.
a.
Section 409A of the Code. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service.

b.
Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 21.b, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

c.
Clawbacks. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

22.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
2023 Proxy Statement | A-17

overstock VOTE

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Go to www.envisionreports.com/OSTK or scan the QR code — login details are located in the shaded bar below.

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2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, for every 1 YEAR on Proposal 4, and FOR Proposal 5.

+

	For	Withhold
01 - Allison H. Abraham	☐	☐
02 - William B. Nettles, Jr.	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. A non-binding advisory vote on the frequency (every one, two or three years) of future Say on Pay Votes (the "Say on Frequency Vote"); and	☐	☐	☐	☐

1 P C F

+

03RUEC

The 2023 Annual Meeting of Stockholders of Overstock.com, Inc. will be held on
Thursday, May 18, 2023 at 2:00 p.m., Mountain Time, virtually via the internet at www.meetnow.global/MTUWGD5

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OSTK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy/Voting Instructions — Overstock.com, Inc. Annual Stockholder Meeting — May 18, 2023

Proxy Solicited by Board of Directors for Annual Meeting — May 18, 2023

The undersigned, having received the Proxy Statement and Notice of Annual Meeting, each dated March 31, 2023, hereby appoints Jonathan E. Johnson III and E. Glen Nickle, or either of them, as proxies and attorneys-in-fact, each with full power of substitution and re-substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company") to be held virtually at 2:00 p.m. Mountain Time on May 18, 2023, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting, including all shares of common stock, on all matters, including the election of any person to the Board in place of any nominee who is unable or unwilling to serve.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR EVERY 1 YEAR ON PROPOSAL 4, AND FOR PROPOSAL 5. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

If the undersigned is a participant in the Overstock.com, Inc. 401(k) Plan, the undersigned hereby instructs the fiduciary of the Overstock.com, Inc. 401(k) Plan to vote, as designated on the reverse side, all shares of Overstock.com, Inc. that are credited to the account(s) of the undersigned (whether vested or not) in the 401(k) Plan at the Annual Meeting of Stockholders to be held on May 18, 2023 and at any adjournment or postponement thereof. If no voting instructions are given, the Administrator of the 401(k) plan, which is composed of members of the Board of Directors including management personnel, may instruct the fiduciary to vote the shares.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY/VOTING INSTRUCTIONS ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. ☐